                                                                   Exhibit 10.75


                                                                  EXECUTION COPY



================================================================================


                            LEHMAN ABS CORPORATION,
                                  as Depositor

                                      and

                       UNITED PANAM MORTGAGE CORPORATION,
                                   as Seller

                                      and

                            PAN AMERICAN BANK, FSB,
                               as Master Servicer

                                      and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee

                            _______________________

                        POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1997

                             ______________________

             United PanAm Mortgage Loan Asset Backed Certificates,

                                 Series 1997-1


================================================================================

                               Table of Contents
                               -----------------
                                                                        Page
                                                                        ----

                                   ARTICLE I

                                  DEFINITIONS
SECTION 1.01.  Defined Terms...........................................    2

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.  Conveyance of Mortgage Loans.............................  40
SECTION 2.02.  Acceptance by Trustee....................................  42
SECTION 2.03.  Repurchase or Substitution of Mortgage Loans by the
               Bank.....................................................  43
SECTION 2.04.  Representations and Warranties of the Seller.............  45
SECTION 2.05.  Representations, Warranties and Covenants of the Master
               Servicer.................................................  54
SECTION 2.06.  Issuance of Certificates.................................  56
SECTION 2.07.  Representations and Warranties with Respect to Subsequent
               Mortgage Loans...........................................  56


                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF THE TRUST FUND

SECTION 3.01.  Master Servicer and Sub-Servicers........................   57
SECTION 3.02.  Collection of Certain Mortgage Loan Payments.............   59
SECTION 3.03.  Sub-Servicing Agreements Between Master Servicer and
               Sub-Servicers............................................   59
SECTION 3.04.  Successor Sub-Servicers..................................   60
SECTION 3.05.  Liability of Master Servicer; Indemnification............   60
SECTION 3.06.  No Contractual Relationship Between Sub-Servicer, Trustee
               or the Certificateholders................................   61
SECTION 3.07.  Assumption or Termination of Sub-Servicing Agreement by
               Trustee..................................................   61
SECTION 3.08.  Sub-Servicing Accounts...................................   62
SECTION 3.09.  Collection of Taxes, Assessments and Similar Items;
               Servicing Accounts.......................................   62
SECTION 3.10.  Collection Account and Distribution Account..............   63
SECTION 3.11.  Withdrawals from the Collection Account and Distribution
               Account..................................................   65

                          --------------------------
                                                                        Page
                                                                        ----

SECTION 3.12.  Investment of Funds in the Collection Account, the Expense
               Account and the Distribution Account.....................   66
SECTION 3.13.  Maintenance of Insurance.................................   67
SECTION 3.14.  Due-on-Sale Clauses; Assumption and Substitution
               Agreements...............................................   70
SECTION 3.15.  Realization Upon Defaulted Mortgage Loans................   71
SECTION 3.16.  Trustee to Cooperate; Release of Files...................   73
SECTION 3.17.  Servicing Compensation...................................   74
SECTION 3.18.  Annual Statement as to Compliance........................   74
SECTION 3.19.  Annual Independent Certified Public Accountants' Reports.   75
SECTION 3.20.  Access to Certain Documentation and Information Regarding
               the Mortgage Loans.......................................   75
SECTION 3.21.  Assignment and Delegation by Master Servicer; Resignation
               of Master Servicer.......................................   75
SECTION 3.22.  Inspections by the Trustee and the Certificate Insurer;
               Errors and Omissions Insurance...........................   77
SECTION 3.23.  Title, Management and Disposition of REO Property........   77
SECTION 3.24.  Obligations of the Master Servicer in Respect of
               Prepayment Interest Shortfalls...........................   80
SECTION 3.25.  Expense Account..........................................   81
SECTION 3.26.  Obligations of the Master Servicer in Respect of Mortgage
               Rates and Monthly Payments...............................   81


                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.  Distributions............................................   82
SECTION 4.02.  Statements to Certificateholders.........................   85
SECTION 4.03.  Remittance Reports; Monthly Advances.....................   89
SECTION 4.04.  Allocation of Realized Losses............................   90
SECTION 4.05.  Compliance with Withholding Requirements.................   91
SECTION 4.06.  REMIC 1 and REMIC 2 Allocations..........................   92
SECTION 4.07.  Basis Risk Reserve Fund..................................   92
SECTION 4.08.  Initial Interest Coverage Account and Funding Account....   93


                                   ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.  The Certificates.........................................   95
SECTION 5.02.  Registration of Transfer and Exchange of Certificates....   95

                          --------------------------
                                                                         Page
                                                                         ----

SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates........  100
SECTION 5.04.  Persons Deemed Owners....................................  100
SECTION 5.05.  Appointment of Paying Agent..............................  101


                                   ARTICLE VI

               THE SELLER, THE MASTER SERVICER AND THE DEPOSITOR

SECTION 6.01.  Liability of the Seller, the Master Servicer and the
               Depositor................................................  102
SECTION 6.02.  Obligations of, the Seller, the Master Servicer or the
               Merger or Consolidation of, or Assumption of the
               Depositor................................................  102
SECTION 6.03.  Limitation on Liability of the Master Servicer and
               Others...................................................  102
SECTION 6.04.  Master Servicer Not to Resign............................  103
SECTION 6.05.  Delegation of Duties.....................................  103
SECTION 6.06.  Indemnification of the Trust by the Master Servicer......  104


                                  ARTICLE VII

                       MASTER SERVICER EVENTS OF DEFAULT

SECTION 7.01.  Master Servicer Events of Default........................  105
SECTION 7.02.  Trustee to Act; Appointment of Successor.................  107
SECTION 7.03.  Waiver of Defaults.......................................  108
SECTION 7.04.  Notification to Certificateholders.......................  108


                                  ARTICLE VIII

                                  THE TRUSTEE

SECTION 8.01.  Duties of Trustee........................................  109
SECTION 8.02.  Certain Matters Affecting the Trustee....................  110
SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage Loans....  111
SECTION 8.04.  Trustee May Own Certificates.............................  112
SECTION 8.05.  Master Servicer to Pay Trustee's Fees and Expenses.......  112
SECTION 8.06.  Eligibility Requirements for Trustee.....................  113
SECTION 8.07.  Resignation or Removal of Trustee........................  113
SECTION 8.08.  Successor Trustee........................................  114
SECTION 8.09.  Merger or Consolidation of Trustee.......................  115
SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee............  115
SECTION 8.11.  Limitation of Liability..................................  116
SECTION 8.12.  Trustee May Enforce Claims Without Possession of
               Certificates.............................................  116
SECTION 8.13.  Suits for Enforcement....................................  116
SECTION 8.14.  Trustee to File Securities Exchange Act Reports..........  117

                          --------------------------
                                                                           Page
                                                                           ----
                                   ARTICLE IX

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER


SECTION 9.01.  Rights of the Certificate Insurer To Exercise Rights of
               Class A Certificateholders.................................. 118
SECTION 9.02.  Trustee To Act Solely with Consent of the Certificate
               Insurer..................................................... 118
SECTION 9.03.  Trust Fund and Accounts Held for Benefit of the Certificate
               Insurer..................................................... 119
SECTION 9.04.  Claims Upon the Policy; Policy Payments Account............. 119
SECTION 9.05.  Effect of Payments by the Certificate Insurer; Subrogation.. 121
SECTION 9.06.  Notices to the Certificate Insurer.......................... 121
SECTION 9.07.  Third-Party Beneficiary..................................... 121
SECTION 9.08.  Trustee to Hold the Policy.................................. 122
SECTION 9.09.  Termination of the Master Servicer.......................... 122


                              ARTICLE X

                             TERMINATION
SECTION 10.01. Termination................................................  123
SECTION 10.02. Additional Termination Requirements........................  124


                             ARTICLE XI

                          REMIC PROVISIONS

SECTION 11.01. REMIC Administration.......................................  126
SECTION 11.02. Prohibited Transactions and Activities.....................  129


                             ARTICLE XII

                       MISCELLANEOUS PROVISIONS

SECTION 12.01. Amendment................................................... 130
SECTION 12.02. Recordation of Agreement.................................... 132
SECTION 12.03. Limitation on Rights of Certificateholders.................. 132
SECTION 12.04. Governing Law............................................... 133
SECTION 12.05. Notices..................................................... 133
SECTION 12.06. Severability of Provisions.................................. 135
SECTION 12.07. Assignment.................................................. 135
SECTION 12.08. Certificates Nonassessable and Fully Paid................... 135
SECTION 12.09. Third-Party Beneficiaries................................... 135
SECTION 12.10. Intention of the Parties.................................... 135

                          --------------------------
                                                                           Page
                                                                           ----


SECTION 12.11. Counterparts................................................ 135
SECTION 12.12. Effect of Headings and Table of Contents.................... 136



EXHIBITS
--------
A-1    -   Form of Class A Certificate
A-2    -   Form of Class X Certificate
A-3    -   Form of Class R Certificate
B      -   Financial Guaranty Insurance Policy
C-1    -   Form of Trustee Certification
C-2    -   Form of Final Trustee Certificate
D      -   Form of Mortgage Loan Purchase Agreement
E      -   Form of Request for Release of Documents
F      -   Form of Mortgage Note
G      -   Form of Mortgage
H      -   Form of Lost Note Affidavit
I      -   Form of Transfer Affidavit
J      -   Form of Transferor Certificate
K      -   Form of Investment Letter

     This Pooling and Servicing Agreement, is dated and effective as of December 1, 1997, among LEHMAN ABS CORPORATION, as Depositor, UNITED PANAM MORTGAGE CORPORATION as Seller, PAN AMERICAN BANK, FSB, as Master Servicer, and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee.

                             PRELIMINARY STATEMENT:

     The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of three classes of certificates, designated as (i) the Class A Certificates, (ii) the Class X Certificates and (iii) the Class R Certificates.

     As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as three separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1", "REMIC 2" and "REMIC 3", respectively). The Class A Certificates (other than the contractual rights to receive payments from the Basis Risk Reserve Fund) and the interests represented by the Class X Certificates constitute all of the "regular interests" in REMIC 3 and the Class R1 Interest represents the sole class of "residual interest" in REMIC 3 for purposes of the REMIC Provisions. Each of the Class R2 Interest and the Class R3 Interest represents the sole class of "residual interest" in REMIC 1 and REMIC 2, respectively, for purposes of the REMIC Provisions. There are also three classes of uncertificated REMIC 1 Regular Interests issued under this Agreement (the Class LT1, Class LT2 and Class LT3 Interests), each of which will constitute regular interests in REMIC 1, and four classes of uncertificated REMIC 2 Regular Interests (the Class MT1, Class MT2, Class MT3 and Class MT4 Interests), each of which will constitute regular interests in REMIC 2. The REMIC 1 Regular Interests will be held as assets of REMIC 2 and the REMIC 2 Regular Interests will be held as assets of REMIC 3.

     The following table irrevocably sets forth the Pass-Through Rate, initial Aggregate Certificate Principal Balance (or, with respect to the Class X Certificates, the Class X Notional Balance) and "latest possible maturity date" for each Class of Certificates comprising interests in REMIC 3.

                                           Initial Aggregate              Latest Possible
 Description    Pass-Through Rate    Certificate Principal Balance       Maturity Date(1)
-------------  --------------------  -----------------------------  ---------------------------
Class A           Variable(2)                 $114,425,00             The Distribution Date in
                                                                           December 2027

Class X               N/A                              $0             The Distribution Date in
                                                                         December 2027

Class R               N/A                              $0             The Distribution Date in
                                                                         December 2027

(1) Solely for purposes of Section 1.860G-l(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date for the Class A Certificates.

(2) Calculated in accordance with the definition of "Class A Pass-Through Rate" herein.

     As of the Cut-off Date, the Initial Mortgage Loans had an aggregate principal balance equal to $95,041,505.27.

     In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Master Servicer and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01.  Defined Terms.
                    -------------

     Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     "Accrued Certificate Interest": With respect to each Distribution Date, one month's interest accrued during the related Interest Accrual Period at the Class A Pass-Through Rate for such Distribution Date on the Certificate Principal Balance of such Certificate immediately prior to such Distribution Date, reduced by an amount equal to the portion allocable to such Certificate of the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. All distributions of interest on the Class A Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period.

     "Adjustment Date": With respect to each Mortgage Loan, each Adjustment Date, on which the Mortgage Rate of a Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Aggregate Expense Rate": With respect to any Distribution Date, the sum of (i) the Minimum Spread, (ii) the Trustee's Fee Rate, (iii) the Servicing Fee Rate and (iv) the rate obtained by dividing the Certificate Insurer Premium Amount for such Distribution Date by the aggregate

Stated Principal Balance of the Mortgage Loans prior to giving effect to the distribution of principal pursuant to Section 4.01(ii) on such Distribution Date

     "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

     "Available Distribution Amount": With respect to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments received on or prior to the Determination Date, (b) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments and other unscheduled recoveries of principal or interest in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to Section 3.23, (d) the aggregate of any amounts deposited in the Distribution Account by the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24, (e) the aggregate of any Monthly Advances made by the Master Servicer for such Distribution Date pursuant to Section 4.03 and (f) the aggregate of any advances made by the Trustee for such Distribution Date pursuant to Section 7.02, over (ii) the sum of (a) amounts reimbursable or payable to the Depositor, the Master Servicer, the Trustee, the Seller or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of extraordinary Trust Fund expenses, (b) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error,
(c) the Certificate Insurer Premium payable to the Certificate Insurer pursuant to Section 3.25(b), and (d) the Trustee Fee payable from the Distribution Account pursuant to Section 8.05.

     "Bank":  Pan American Bank, FSB, or its successor in interest.

     "Bankruptcy Amount": As of any date of determination, $100,000 minus the aggregate amount of Bankruptcy Losses on the Mortgage Loans, if any, previously allocated to the Class X and Residual Certificates in accordance with Section 4.04.

     "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

     "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

     "Basis Risk Reserve Fund":  The reserve fund established pursuant to
Section 4.07 hereof.

     "Basis Risk Shortfall": With respect to any Distribution Date on which the Class A Pass-Through Rate is calculated pursuant to clause (ii) of the definition thereof, an amount equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date at a rate equal to the excess of (a) the lesser of (x) the Class A Pass-Through Rate calculated pursuant to clause (i) of the definition thereof and (y) the Maximum Class A Pass-Through Rate over (b) the Class A Pass-Through Rate calculated pursuant to clause (ii) of the definition thereof.

     "Book-Entry Certificate": The Class A Certificates for so long as the Certificates shall be registered in the name of the Depository or its nominee.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of Florida, the State of New York, or the State of California, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

     "Call Option Date": The Distribution Date on which the aggregate principal balance of the Mortgage Loans is reduced to 5% or less of the Maximum Collateral Amount.

     "Cap Agreement":  As defined in Section 11.01 hereof.

     "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which were more than $1000 or 1%, whichever is greater, in excess of the sum of (i) the principal balance of any existing first mortgage and any subordinate mortgage on the related Mortgaged Property, (ii) the aggregate amount of consumer debt paid off through escrow and (iii) the related closing costs.

     "Certificate": Any one of the United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1, Class A, Class X or Class R, issued under this Agreement.

     "Certificate Factor": With respect to any Class of Regular Certificates (other than the Class X Certificates) as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses, in reduction of the Certificate Principal Balance of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance of such Class of Certificates as of the Closing Date.

     "Certificate Insurer": Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

     "Certificate Insurer Default": The existence and continuance of any of the following:

          (a) The Certificate Insurer fails to make a payment required under the Policy in accordance with its terms; or

          (b) the Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision of chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

          (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Certificate Insurer of all or any material portion of its property.

     "Certificate Insurer Premium Amount": With respect to any Distribution Date, the amount payable to the Certificate Insurer pursuant to the Premium Letter with respect to such Distribution Date.

     "Certificate Insurer Premium Rate":  0.25% per annum.

     "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, and the Certificate Insurer to the extent of Cumulative Insurance Payments, except that a "disqualified organization" (as defined in Section 860E(e)(5) of the Code) or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Seller or the Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 12.01. The Trustee may conclusively rely upon a certificate of the Depositor, the Seller or the Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that
                                                       --------  -------
the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

     "Certificate Principal Balance": With respect to each Class A Certificate as of any date of determination, the Certificate Principal Balance of such Class A Certificate on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon (other than any such distribution pursuant to Section 4.01(a)(iii) in respect of previously allocated Realized Losses) and Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Class A Certificate, as stated on the face thereof). The Class X Certificates and Class R Certificates shall not have a principal balance.

     "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

     "Class": With respect to Certificates or Interests, all of the Certificates, REMIC 1 Regular Interests or REMIC 2 Regular Interests bearing the same alphabetical and numerical class designation.

     "Class A Adjusted Pass-Through Rate": With respect to the Class A Certificates and any Distribution Date after the first Distribution Date, a rate per annum equal to the lesser of (i) One-Month LIBOR plus 0.28%, in the case of each Distribution Date through and including the Call Option Date or One-Month LIBOR plus 0.56% per annum, in the case of any Distribution Date thereafter and
(ii) the Net WAC Rate. The Class A Adjusted Pass-Through Rate with respect to the first Distribution Date shall equal the Class A Pass-Through Rate for such date.

     "Class A Certificate": Any one of the Class A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in the Trust Fund for purposes of the REMIC Provisions.

     "Class A Pass-Through Rate": With respect to the Class A Certificates and any Distribution Date after the first Distribution Date, a rate per annum equal to the lesser of (i) One-Month LIBOR plus 0.28%, in the case of each Distribution Date through and including the Call Option Date, or One-Month LIBOR plus 0.56% per annum, in the case of any Distribution Date thereafter and (ii) the Net Funds Cap. The "Class A Pass-Through Rate" with respect to the initial Distribution Date shall be 6.24875%.

     "Class LT1 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 that has an initial principal balance equal to 98% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and bears interest at the Net WAC Rate and has such other terms as are described in Section 4.06 hereof.

     "Class LT2 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 that has an initial principal balance equal to 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and bears interest at the Net WAC Rate and has such other terms as are described in Section 4.06 hereof.

     "Class LT3 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 that has an initial principal balance equal to 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and bears interest at the Net WAC Rate and has such other terms as are described in Section 4.06 hereof.

     "Class MT1 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 that has an initial principal balance equal to 98% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and bears interest at the Net WAC Rate and has such other terms as are described in Section 4.06 hereof.

     "Class MT2 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 that has an initial principal balance equal to 1% of the aggregate Stated Principal Balance of the Mortgage

Loans as of the Cut-off Date and has the terms described in Section 4.06 hereof and bears interest at a rate per annum equal to the Class A Adjusted Pass-Through Rate.

     "Class MT3 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 that has an initial principal balance equal to 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and bears interest at the Net WAC Rate and has such other terms as are described in Section 4.06 hereof.

     "Class MT4 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 as of the Cut off Date and is entitled to 100% of the interest accruals on the Class LT2 Interest in excess of the Class A Adjusted Pass-Through Rate and has such other terms as are described in Section 4.06 hereof. The Class MT4 Interest shall not have a principal balance.

     "Class R Certificate": Any one of the Class R Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3 and evidencing the ownership of the Class R1 Interest, the Class R2 Interest and the Class R3 Interest.

     "Class R1 Interest":  The uncertificated Residual Interest in REMIC 3.

     "Class R2 Interest":  The uncertificated Residual Interest in REMIC 1.

     "Class R3 Interest":  The uncertificated Residual Interest in REMIC 2.

     "Class UT1 Interest": A regular interest in REMIC 3 ownership of which is evidenced by the Class X Certificates.

     "Class UT1 Distributable Amount": With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is 360, (ii) the Class UT1 Notional Balance immediately prior distributions of principal on such Distribution Date and (iii) the Class UT1 Pass-Through Rate.

     "Class UT1 Notional Balance": A notional principal balance equal to the principal balance of the Class MT1 Interest.

     "Class UT1 Pass-Through Rate": With respect to any Distribution Date, a per annum rate equal to the excess of (i) the Net WAC Rate over (ii) the product of (x) two and (y) a fraction, the numerator of which is the product of the Class A Adjusted Pass-Through Rate and the principal balance of the Class MT2 Interest immediately prior to distributions of principal in respect thereof on such Distribution Date and the denominator of which is the sum of the principal balances of the Class MT2 and Class MT3 Interests immediately prior to distributions of principal in respect thereof on such Distribution Date.

     "Class UT2 Interest": A regular interest in REMIC 3 ownership of which is evidenced by the Class X Certificates.

     "Class UT2 Distributable Amount": With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is 360, (ii) the Class UT2 Notional Balance immediately prior to distributions of principal in respect thereof on such Distribution Date and
(iii) the Class UT2 Pass-Through Rate.

     "Class UT2 Notional Balance": A notional principal balance equal to the principal balance of the Class MT2 Interest.

     "Class UT2 Pass-Through Rate": With respect to any Distribution Date, a per annum rate equal to the excess of (i) the Class A Adjusted Pass-Through Rate over (ii) the product of (x) two and (y) a fraction, the numerator of which is the product of the Class A Adjusted Pass-Through Rate and the principal balance of the Class MT2 Interest immediately prior to distributions of principal in respect thereof on such Distribution Date and the denominator of which is the sum of the principal balances of the Class MT2 and Class MT3 Interests immediately prior to distributions of principal in respect thereof on such Distribution Date.

     "Class UT3 Interest": A regular interest in REMIC 3 ownership of which is evidenced by the Class X Certificates.

     "Class UT3 Distributable Amount": With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Interest Accrual Period and the denominator of which is 360, (ii) the Class UT3 Notional Balance immediately prior to distributions of principal in respect thereof on such Distribution Date and
(iii) the Class UT3 Pass-Through Rate.

     "Class UT3 Notional Balance": A notional principal balance equal to the principal balance of the Class MT3 Interest.

     "Class UT3 Pass-Through Rate": With respect to any Distribution Date, a per annum rate equal to the excess of (i) the Net WAC Rate over (ii) the product of (x) two and (y) a fraction, the numerator of which is the product of the Class A Adjusted Pass-Through Rate and the principal balance of the Class MT2 Interest immediately prior to distributions of principal in respect thereof on such Distribution Date and the denominator of which is the sum of the principal balances of the Class MT2 and Class MT3 Interests immediately prior to distributions of principal in respect thereof on such Distribution Date.

     "Class UT4 Interest": A regular interest in REMIC 3 ownership of which is evidenced by the Class X Certificates.

     "Class UT4 Distributable Amount": With respect to any Distribution Date an amount equal to the Class MT4 Distributable Amount for such Distribution Date.

     "Class X Carry-Forward Amount": With respect to any Distribution Date the sum of (a) the amount, if any, by which (x) the Class X Distributable Amount as of the immediately preceding

Distribution Date exceeded (y) the amount of the actual distribution made to Owners of the Class X Certificates on such immediately preceding Distribution Date.

     "Class X Certificate": Any one of the Class X Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in the Trust Fund for purposes of the REMIC Provisions.

     "Class X Distributable Amount": With respect to any Distribution Date, the sum of the Class UT1 Distributable Amount, the Class UT2 Distributable Amount, the Class UT3 Distributable Amount and the Class UT4 Distributable Amount plus any Class X Carry-Forward Amount from the preceding Distribution Date.

     "Closing Date":  December 30, 1997.

     "Code":  The Internal Revenue Code of 1986, as amended.

     "Collection Account": The account or accounts created and maintained by the Master Servicer or a Sub-Servicer pursuant to Section 3.10(a), which shall be entitled "Pan American Bank, FSB, as Master Servicer for Bankers Trust Company of California, N.A., as Trustee, in trust for (A) registered holders of United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1, and (B) Financial Security Assurance Inc." and which must be an Eligible Account. Amounts held in the Collection Account shall be held as assets of REMIC 1.

     "Collection Period": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

     "Compensating Interest":  As defined in Section 3.24 hereof.

     "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 3 Park Plaza, 16th Floor, Irvine, California 92614, Attention: Corporate Trust: United PanAm 1997-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, the Seller and the Certificate Insurer.

     "Cumulative Insurance Payments": As of any time of determination, the aggregate of all Insurance Payments previously made by the Certificate Insurer under the Policy plus interest thereon from the date such amount became due until paid in full, at a rate of interest calculated as provided in the Insurance Agreement minus the sum of (i) all payments previously made to the Certificate Insurer pursuant to Section 4.01 hereof as reimbursement for such amounts and (ii) any payments made by the Certificate Insurer attributable to Excess Bankruptcy Losses, Excess Fraud Losses and Excess Special Hazard Losses.

     "Cumulative Loss Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from and including the first Collection Period to and including the most recently ended Collection Period, and the denominator of which is the Maximum Collateral Amount.

     "Cut-off Date": With respect to each Initial Mortgage Loan, December 1, 1997. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans. With respect to any Mortgage Loan originated after December 1, 1997 (other than a Qualified Substitute Mortgage Loan), the date of the origination of such Mortgage Loan.

     "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

     "Deficiency Amount": With respect to the Class A Certificates as of any Distribution Date (i) any shortfall in amounts available in the Distribution Account to pay interest on the Class A Certificates for the related Interest Accrual Period on the Certificate Principal Balance at the then applicable Class A Pass-Through Rate thereon, net of any Relief Act Interest Shortfalls allocated to such Class, (ii) the principal portion of any Realized Loss allocated to the Class A Certificates, and, without duplication, the excess, if any, of (a) the aggregate Certificate Principal Balances of the Class A Certificates then outstanding over (b) the aggregate Stated Principal Balances of the Mortgage Loans then outstanding, and (iii) without duplication of the amount specified in clause (ii), the aggregate Certificate Principal Balance of the Class A Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of this Agreement.

     "Deficiency Event": The inability of the Trustee to make the Guaranteed Distribution on any Distribution Date due to a shortage of funds for such purpose then held in the Distribution Account and the failure of the Certificate Insurer to pay in full a claim made in accordance with the Policy with respect to such Distribution Date.

     "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

     "Definitive Certificates":  As defined in Section 5.02(c).

     "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

     "Delinquency Percentage": As of the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which equals the aggregate Stated Principal Balances of all Mortgage Loans that are 60 or more days delinquent on a contractual basis, in foreclosure or converted to REO Properties as of such last day of such Collection Period, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Collection Period.

     "Depositor": Lehman ABS Corporation, a Delaware corporation, or its successor in interest.

     "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated P-1 by Moody's and A-1 by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies).

     "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date": With respect to each Distribution Date, the fifth Business Day preceding such Distribution Date.

     "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the
                                   --------  -------
Master Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Master Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled "Bankers Trust Company of California, N.A., as Trustee, in trust for (A) registered holders of United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1, and (B) Financial Security Assurance Inc." and which must be an Eligible Account. Amounts held in the Distribution Account shall be deemed assets of REMIC 1.

     "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in January 1998.

     "Due Date": With respect to each Distribution Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan during the related Due Period, exclusive of any days of grace.

     "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

     "Eligible Account": Any of a segregated account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the short-term debt rating of A-1 by Standard & Poor's and P-1 by Moody's and whose accounts are insured to the maximum extent provided by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of "A2" by Moody's and "A" by Standard & Poor's and which is any of (a) a federal savings and loan association duly organized, validly existing and in good standing under the applicable banking laws of any state,
(b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (d) a principal subsidiary of a bank holding company, and in each case of (a) through (d), approved in writing by the Certificate Insurer, (ii) maintained with the corporate trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iii) otherwise acceptable to each Rating Agency and the Certificate Insurer as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates. Eligible Accounts may bear interest.

     "Estate in Real Property":  A fee simple estate in a parcel of land.

     "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     "Excess Basis Risk Shortfall": The sum of (a) the Basis Risk Shortfall for such Distribution Date and (b) the Unpaid Basis Risk Shortfall for such Distribution Date less (c) the outstanding amount of REMIC Basis Risk Shortfall. The outstanding amount of Excess Basis Risk Shortfall shall accrue interest at the lesser of (a) the Class A Pass-Through Rate without regard to clause (ii) thereof and (b) the Maximum Class A Pass-Through Rate.

     "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     "Excess Losses": Any Realized Loss that is an Excess Fraud Loss, an Excess Special Hazard Loss or an Excess Bankruptcy Loss.

     "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

     "Excess Subordinated Amount": With respect to the Class A Certificates and any Distribution Date, the excess, if any, of (i) the Subordinated Amount for such Distribution Date over (ii) the Required Subordinated Amount for such Distribution Date.

     "Expense Account":  The account established and maintained pursuant to
Section 3.25.

     "Expense Adjusted Maximum Mortgage Rate": With respect to any Mortgage Loan and Distribution Date, an amount equal to the excess of (x) the Maximum Mortgage Rate thereon, over (y) the sum of (i) the Minimum Spread, (ii) the Trustee's Fee Rate, (iii) the Servicing Fee Rate and (iv) the rate obtained by dividing the Certificate Insurer Premium Amount for such Distribution Date by the aggregate Stated Principal Balance of the Mortgage Loans prior to giving effect to the distribution of principal pursuant to Section 4.01(ii) on such Distribution Date.

     "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan and any Distribution Date, an amount equal to the Mortgage Rate thereon minus the sum of (i) the Minimum Spread, (ii) the Trustee's Fee Rate, (iii) the Servicing Fee Rate and (iv) the rate obtained by dividing the Certificate Insurer Premium Amount for such Distribution Date by the aggregate Stated Principal Balance of the Mortgage Loans prior to giving effect to the distribution of principal pursuant to Section 4.01(ii) on such Distribution Date.

     "Extraordinary Loss": Any Realized Loss or portion thereof caused by or resulting from:

          (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin, insects;

          (ii) smog, smoke, vapor, liquid or dust discharge from agricultural or industrial operations; pollution; contamination;

          (iii) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings;

          (iv) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

          (v) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (vi) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces, or by military, naval or air forces, or by an agent of any such government, power, authority or forces;

          (vii) any weapon of war employing atomic fission or radioactive forces whether in time of peace or war, and

          (viii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transactions or trade.

     "FDIC":  Federal Deposit Insurance Corporation or any successor thereto.

     "FHLMC":  Federal Home Loan Mortgage Corporation or any successor thereto.

     "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller, the Master Servicer or the Certificate Insurer pursuant to or as contemplated by Section 2.03, 3.15(c) or 10.01), a determination made by the Master Servicer in the form of a Servicing Officer's Certificate that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

     "FNMA":  Federal National Mortgage Association or any successor thereto.

     "Fraud Loss": Any Realized Loss or portion thereof sustained by reason of a default arising from intentional fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan.

     "Fraud Loss Amount": As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date, 3.0% (initially, $3,432,750) of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Mortgage Loans allocated solely to the Class X and Residual Certificates in accordance with Section 4.04 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.0% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated solely to the Class X and Residual Certificates in accordance with Section 4.04 since the most recent anniversary of the Cut-off Date up to such date of determination and (Z) from the second anniversary to the fifth anniversary of the Cut-off Date, (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.0% of the aggregate out standing principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated solely to the Class X and Residual Certificates in accordance with
Section 4.04 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

     "Funding Account":  The Funding Account established pursuant to Section
4.08.

     "Gross Margin": With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

     "Guaranteed Distribution":  As defined in the Policy.

     "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Master Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Master Servicer or any Affiliate thereof, and (c) is not connected with the Depositor or the Master Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be
                   --------  -------
Independent of the Depositor or the Master Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Master Servicer or any Affiliate thereof, as the case may be.

     "Independent Contractor": Either (i) any Person (other than the Master Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Master Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     "Index": With respect to each Mortgage Loan and each related Adjustment Date the average of the interbank offered rates for six-month United States dollar-denominated deposits in the London market as published in The Wall Street Journal and as most recently available as of the first Business Day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note.

     "Initial Interest Coverage Account": The Interest Coverage Account established pursuant to Section 4.08.

     "Initial Mortgage Loan": Each Mortgage Loan originated and identified as of December 1, 1997.

     "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of December 30, 1997, among the Depositor, the Master Servicer, the Certificate Insurer and the Seller, as amended or supplemented in accordance with the provisions thereof.

     "Insurance Payment": Any payment made by the Certificate Insurer under the Policy with respect to the Class A Certificates.

     "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

     "Interest Accrual Period": With respect to any Distribution Date, the period commencing on the preceding Distribution Date (or in the case of the first Interest Accrual Period, commencing on the Closing Date) and ending on the day preceding the current Distribution Date.

     "Interest Determination Date": With respect to the Class A Certificates and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

     "Interest Distribution Amount": With respect to any Distribution Date and the Class A Certificates, the aggregate Accrued Certificate Interest on the Certificates for such Distribution Date.

     "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any Collection Period, whether as late payments of

Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

     "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.15(c) or Section
10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 10.01.

     "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation,
(ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.15(c), Section 3.23 or Section 10.01.

     "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

     "London Business Day": Any day on which banks in the City of London are open and conducting transactions in United States dollars.

     "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note) in the form of Exhibit H hereto.

     "Majority Class R Certificateholder": Any single Holder of Class R Certificates representing a greater than 50% Percentage Interest in such Class.

     "Master Servicer": Pan American Bank, FSB, a federal savings bank, or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder.

     "Master Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Master Servicer or which is 50% or more owned by the Master Servicer and (ii) which is qualified to service residential mortgage loans.

     "Master Servicer Event of Default":  One or more of the events described in
Section 7.01.

     "Master Servicer Remittance Date": With respect to any Distribution Date, noon New York time on the fourth Business Day prior to such Distribution Date.

     "Maximum Class A Pass-Through Rate": With respect to each Distribution Date, the weighted average of the Expense Adjusted Maximum Mortgage Rates plus the Minimum Spread of the then outstanding Mortgage Loans weighted on the basis of the Stated Principal Balances of such Mortgage Loans immediately prior to such Distribution Date.

     "Maximum Collateral Amount":  $115,000,000.

     "Maximum Mortgage Rate": With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

     "Minimum Mortgage Rate": With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

     "Minimum Spread": With respect to the 1st through the 12th Distribution Dates, 0.00% per annum; with respect to the 13th Distribution Date and each Distribution Date thereafter, 0.50% per annum.

     "Monthly Advance": As to any Mortgage Loan or REO Property, any advance made by the Master Servicer in respect of any Distribution Date pursuant to
Section 4.03.

     "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Master Servicer pursuant to Section 3.02; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

     "Moody's":  Moody's Investors Service, Inc.  or its successor in interest.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

     "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor, substantially in the form of Exhibit D annexed hereto.

     "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall be in an electronic format mutually acceptable to the Master Servicer and the Trustee and shall be prepared by the Master Servicer and shall set forth the following information with respect to each Mortgage
Loan:

          (i)    the Seller's Mortgage Loan identifying number;

          (ii)   the Mortgagor's name;

          (iii) the street address of the Mortgaged Property including the state and zip code;

          (iv) a code indicating whether the Mortgaged Property is owner-occupied;

          (v) the type of Residential Dwelling constituting the Mortgaged Property;

          (vi)   the original months to maturity;

          (vii) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

          (viii) the Loan-to-Value Ratio at origination;

          (ix)   the Mortgage Rate in effect immediately following the Cut-off
                 Date;

          (x) (A) the date on which the first Monthly Payment was due on the Mortgage Loan and, (B) if such date is not consistent with the Due Date currently in effect, such Due Date;

          (xi)   the stated maturity date;

          (xii) the amount of the Monthly Payment due on the first Due Date on or after the Cut-off Date;

          (xiii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Principal Balance;

          (xiv)  the original principal amount of the Mortgage Loan;

          (xv) the outstanding principal balance of the Mortgage Loan as of the close of business on the Cut-off Date;

          (xvi)    the Gross Margin;

          (xvii) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

          (xviii)  the Maximum Mortgage Rate;

          (xix)    the Minimum Mortgage Rate;

          (xx)     the Mortgage Rate at origination;

          (xxi) the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

          (xxii) a code indicating the documentation style program (i.e., Full Documentation, Flex Documentation or Stated Income Documentation);

          (xxiii)  the Index;

          (xxiv)   the first Adjustment Date immediately following the Cut-off
                   Date;

          (xxv)    the risk grade;

          (xxvi)   [intentionally omitted];

          (xxvii)  the Value of the Mortgaged Property;

          (xxviii) [intentionally omitted];

          (xxix)   the prepayment penalty term;

          (xxx)    [intentionally omitted];

          (xxxi)   [intentionally omitted];

          (xxxii)  the rounding code (nearest 0.125%);

          (xxxiii) whether the Mortgage Loan is assumable; whether the Mortgage Loan has a due-on-sale clause; and

          (xxxiv)  the program code.

     The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the

Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

     "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

      "Mortgage Pool": The pool of Mortgage Loans, identified on Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

      "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate determined in accordance with the terms of the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

     "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

     "Mortgagor":  The obligor on a Mortgage Note.

     "Net Excess Spread": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is equal to the excess of (x) the aggregate Stated Principal Balance of the then outstanding Mortgage Loans (after giving effect to distributions of principal of the Certificates on such Distribution Date) times the weighted average of the Expense Adjusted Mortgage Rates (other than clause (i) thereof) on the then outstanding Mortgage Loans over (y) the sum of the Interest Distribution Amount for such Distribution Date and the Certificate Insurer Premium with respect to the Class A Certificates payable to the Certificate Insurer with respect to the Policy for such Distribution Date, and the denominator of which is an amount equal to (1) the aggregate Stated Principal Balance (after giving effect to distributions of principal of the Certificates on such Distribution Date) of the then outstanding Mortgage Loans multiplied by (2) the actual number of days elapsed in the related Interest Accrual Period divided by 360.

     "Net Funds Cap": With respect to any Distribution Date, the weighted average of the Mortgage Rates as of the first day of the related Due Period less the Aggregate Expense Rate, weighted on the basis of the Stated Principal Balances as of such date.

     "Net Monthly Excess Cashflow": With respect to any Distribution Date, an amount equal to the sum of (A) any Subordination Reduction Amount for such Distribution Date and (B) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Interest Distribution Amount payable to the holders of the Class A Certificates and (B) the amount described in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

     "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

     "Net WAC Rate": As to any Distribution Date, the Net Funds Cap for such Distribution Date plus the Minimum Spread.

     "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

     "Nonrecoverable Monthly Advance": Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

     "Non-United States Person": (i) A person other than a citizen or resident of the United States, (ii) a partnership, corporation, or entity treated as a partnership or corporation for United States federal income tax purposes not formed under the laws of the United States, any State thereof or the District of Columbia (unless in the case of a partnership Treasury regulations provide otherwise), (iii) any estate the income of which is not subject to United States income taxation regardless of sources, and (iv) any trust other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or that is eligible to and has elected to be treated as a United States Person.

     "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer, the Seller or the Depositor, as applicable.

     "One-Month LIBOR": The rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second London Business Day prior to the first day of any Interest Accrual Period relating to the Class A Certificates (or the second London Business Day prior to the Closing Date, in the case of the first Distribution Date). "Telerate Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. On the second London Business Day immediately preceding each Distribution Date, the Trustee shall determine the Class A Pass-Through Rate for the Interest Accrual Period commencing on such Distribution Date and inform the Master Servicer of such rate.

     "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Master Servicer acceptable to the Trustee and the Certificate Insurer, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions which must be an opinion of Independent counsel.

     "Original Mortgage Loan": Any of the Mortgage Loans included in the Trust Fund as of the Closing Date.

     "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Percentage Interest": With respect to Class A Certificates, the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance of all of the Class A Certificates. The Class A Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $100,000 and increments of $1 in excess thereof. With respect to any Class X Certificate or Class R Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Class X Certificate or Class R Certificate. The Class R Certificates are issuable only in minimum Percentage Interests of 25%.

     "Periodic Rate Cap": With respect to any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage
Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

     "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, provided, however, that any obligation of, or guaranteed by, FHLMC or FNMA, other than a senior debt or a mortgage participation or pass-through certificate guaranteed by FHLMC or FNMA shall be a Permitted Investment only if, at the time of investment, such investment is acceptable to the Certificate Insurer.

          (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

          (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds that have been rated "Aaa" by Moody's and "AAA" by S&P; and

          (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies and the Certificate Insurer as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

     "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Policy": The Financial Guaranty Insurance Policy (No. 50660-N) issued by the Certificate Insurer relating to the Class A Certificates, including any endorsements thereto, attached hereto as Exhibit B.

     "Policy Payments Account":  The account established pursuant to Section
9.04 hereof.

     "Prepayment Assumption": A prepayment rate for the Mortgage Loans of 125% of the Prepayment Vector. The Prepayment Assumption is used solely for determining the accrual of original issue discount and market discount and the amortization of bond premium on the Certificates for applicable tax purposes. A 100% Prepayment Vector assumes that the outstanding balance of a pool of mortgage loans prepays at a rate of 4.00% CPR in the first month of the life of such pool, such rate increasing by an additional approximate 1.455% CPR (exactly 16/11) each month thereafter through the twelfth month of the life of such pool, and such rate thereafter remaining at 20% CPR for the remainder of the life of such pool. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

     "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the Master Servicer to reduce the outstanding principal balance of such loan on a date preceding the related Due Date, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Due Period. The obligations of the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

     "Prepayment Period": With respect to any Distribution Date, the period commencing on and including the Business Day following the Determination Date in the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, the day following the Cut-off Date) and ending on the Determination Date in the month in which the related Distribution Date occurs.

     "Prepayment Vector": The prepayment scenario assumed for Mortgage Loans in determining the accrual of original issue discount on the Certificates for federal income tax purposes. The Prepayment Vector is described in the Prospectus Supplement, dated December 22, 1997, pursuant to which the Class A Certificates were offered.

     "Principal Distribution Amount": With respect to any Distribution Date, the lesser of:

     (a) the excess of the Available Distribution Amount over the amount payable on the Class A Certificates pursuant to Section 4.01(a)(i); and

     (b)  the sum of:

          (i) the principal portion of each Monthly Payment due during the related Due Period, to the extent received, on each Mortgage Loan;

          (ii) the Stated Principal Balance of any Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03, 3.15(c) or 10.01 and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the related Collection Period;

          (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization) received during the related Prepayment Period, net of any portion thereof that represents a recovery of principal for which an advance was made by the Master Servicer pursuant to Section 4.03 in respect of a preceding Distribution Date; and

          (iv) the principal portion of any Realized Losses incurred on any Mortgage Loans in the calendar month preceding such Distribution Date, and the principal portion of any Realized Losses previously allocated to the Class A Certificates and with respect to which a distribution has not previously been made pursuant to this clause, in each case to the extent covered by Net Monthly Excess Cashflow for such Distribution Date; and

          (v) the amount of any Subordination Increase Amount for the Class A Certificates for such Distribution Date;

     minus:
     -----

          (vi) the amount of any Subordination Reduction Amount for the Class A Certificates for such Distribution Date.

     "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

     "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, 3.15(c) or 10.01, and as confirmed by an Officers' Certificate from the Master Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Master Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Monthly Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to
Section 4.01, (iii) any unreimbursed Servicing Advances and Monthly Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Sections 3.11(ix) and 3.15(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

     "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the Seller at least equal to the risk grading assigned on the Deleted Mortgage Loan and
(xi) conform to each representation and warranty set forth in Section 2.04 hereof applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

     "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than $1000 or 1%, whichever is greater, in excess of the sum of (i) the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property, (ii) the aggregate amount of consumer debt paid through escrow and (iii) related closing costs, and were used exclusively (except for up to $1000) to satisfy the then existing first mortgage loan, any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property, payment of consumer debt and to pay related closing costs.

     "Rating Agency or Rating Agencies": Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor and the Certificate Insurer, notice of which designation shall be given to the Trustee and Master Servicer.

     "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Sections 3.11(x) and 3.15(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Master Servicer with respect to such Mortgage Loan pursuant to clause (iii) of Section 3.11.

     With respect to any REO Property as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Deter mination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Sections 3.11(x) and 3.15(b), minus (v) the aggregate of all Monthly Advances made by the Master Servicer in respect of such REO Property or the related Mortgage Loan for which the Master Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

     With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

     With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

     With respect to any Mortgage Loan as to which any principal payment or portion thereof is forgiven pursuant to Section 3.02, the amount of any such forgiven principal payment.

     "Record Date": With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Reference Bank Rate": As to any Interest Accrual Period relating to the Class A Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the second London Business Day prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A Certificates; provided that at
                                                           --------
least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 A.M., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Accrual Period.

     "Reference Banks": Three major banks that are engaged in the London interbank market, selected by the Trustee after consultation with the Master Servicer.

     "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

     "Regular Certificate":  Any Class A or Class X Certificate.

     "Regular Interest":  A "regular interest" in a REMIC within the meaning of
Section 860G(a)(l) of the Code.

     "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

     "REMIC":  A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     "REMIC Basis Risk Shortfall": With respect to any Distribution Date on which the Class A Pass-Through Rate is calculated pursuant to clause (ii) of the definition thereof, an amount equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date at a rate equal to the excess of the Class A Adjusted Pass-Through Rate over the Class A Pass-Through Rate calculated pursuant to clause (ii) of the definition thereof. The outstanding amount of REMIC Basis Risk Shortfall with respect to any Distribution Date shall be the aggregate of all REMIC Basis Risk Shortfalls for the current Distribution Date and any previous Distribution Date less all payments made in respect of such REMIC Basis Risk Shortfalls on or prior to such Distribution Date pursuant to Section 4.01(a). The outstanding amount of REMIC Basis Risk Shortfalls shall accrue interest at the Class A Adjusted Pass Through Rate.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A-860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     "Remittance Report": A report in form and substance acceptable to the Trustee on a magnetic disk or tape prepared by the Master Servicer pursuant to
Section 4.03 with such additions, deletions and modifications as agreed to by the Trustee and the Master Servicer.

     "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property.

     "REO Account": The account or accounts maintained by the Master Servicer in respect of an REO Property pursuant to Section 3.23.

     "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

     "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

     "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Master Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Monthly Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

     "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

     "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

     "Required Reserve Fund Deposit": With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the excess of (i) the product of 0.50% and the aggregate Stated Principal Balance of the Mortgage Loans over (ii) the amount of funds on deposit in the Basis Risk Reserve Fund prior to deposits thereto on such Distribution Date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the excess of (i) $10,000 over (ii) the amount of funds on deposit in the Basis Risk Reserve Fund prior to deposits thereto on such Distribution Date.

     "Required Subordinated Amount": With respect to any Distribution Date, an amount equal to 4.00% of the Maximum Collateral Amount, subject to the following: (i) if the Step Up Trigger has occurred, the Required Subordinated Amount for such Distribution Date will be an amount equal to the product of 8.00% and the Maximum Collateral Amount, (ii) if the Step Up Trigger has not occurred but the Step Up Spread Squeeze Trigger has occurred, the Required Subordinated Amount for such Distribution Date will be an amount equal to the sum of (A) the Required Subordinated Amount for such Distribution Date determined as though the Step Up Spread Squeeze Trigger had not occurred plus
(B) the Spread Squeeze Subordination Increase Amount, or (iii) if neither the Step Up Trigger nor the Step Up Spread Squeeze Trigger has occurred but the Step Down Trigger has occurred, the Required Subordinated Amount for such Distribution Date will be an amount equal to the greater of (A) 0.50% of the Maximum Collateral Amount and (B) the lesser of (x) 4.00% of the Maximum Collateral Amount and (y) the Stepped Down Required Subordinated Percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date.

     "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a FNMA eligible condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

     "Residual Certificate":  Any one of the Class R Certificates.

     "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

     "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the

Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Rolling Delinquency Percentage": For any Distribution Date, the average of the Delinquency Percentages as of the last day of each of the six (or one, two, three, four or five, in the case of the first, second, third, fourth or fifth Distribution Dates, respectively) most recently ended Collection Periods.

     "Rolling Loss Percentage": As of any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred during the preceding twelve Collection Periods, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the twelfth preceding Collection Period.

     "Seller": United PanAm Mortgage Corporation, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

     "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

     "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Master Servicer in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, and (iv) the performance of its obligations under Sections 3.01, 3.09, 3.14, 3.15 and 3.23 (in the case of Section 3.23, including but not limited to the cost of obtaining any Opinion of Counsel of the kind described in Section 3.23(a)). The Master Servicer shall not be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

     "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

     "Servicing Fee Rate":  .50% per annum.

     "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Master Servicer to the Trustee and the Certificate Insurer and the Depositor on the Closing Date, as such list may from time to time be amended.

     "Servicing Standard":  As defined in Section 3.01.

     "Single Certificate": With respect to any Class of Certificates (other than the Class X and Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $100,000. With respect to the Class X Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

     "Special Hazard Amount": As of any Distribution Date, an amount equal to $1,144,250 minus the sum of (i) the aggregate amount of Special Hazard Losses on the Mortgage Loans allocated solely to the Class X and Class R Certificates in accordance with Section 4.04 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (i) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.0% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary.

     "Special Hazard Loss": Any Realized Loss or portion thereof not in excess of the lesser of the cost of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property by reason of damage caused by certain hazards (including earthquakes, mudflows, and, to a limited extent, floods) not insured against under the hazard insurance policies or fire or flood insurance policies required to be maintained in respect of such Mortgaged Property pursuant to Section 3.13, or by reason of the application of any co-insurance provision, in any event exclusive of any Extraordinary Loss.

     "Spread Squeeze Subordination Increase Amount": For any Distribution Date on which the Step Up Spread Squeeze Trigger has occurred, an amount equal to the product obtained by multiplying (i) three times (ii) the excess, if any, of (x) 3.0% over (y) the percentage equivalent of a fraction, the numerator of which is the product of (A) the Net Monthly Excess Cashflow (without regard to clause (A) thereof) and (B) 12, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date times (iii) the Maximum Collateral Amount. Each reduction in the Spread Squeeze Subordination Increase Amount shall occur ratably (1/6 for each Distribution
Date) over the six month period beginning with the Distribution Date immediately succeeding the Distribution Date on which such reduction first occurs and ending on the sixth succeeding Distribution Date; provided, however, that no such reduction shall occur on any Distribution Date on whcih the Subordinated Amount is less than the Required Subordinated Amount.

     "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

     "Startup Day": The day designated as such pursuant to Section 11.01(b) hereof.

     "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of
(i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Master Servicer as recoveries of principal in accordance with the provisions of Section 3.15, to the extent distributed pursuant to Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Collection Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

     "Step Down Cumulative Loss Test": The Step Down Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 30th through the 41st Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 1.25% or less, (ii) for the 42nd through the 53rd Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 1.75% or less, (iii) for the 54th through the 65th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 2.50% or less and (iv) for the 66th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date is 3.15% or less.

     "Step Down Rolling Delinquency Test": The Step Down Rolling Delinquency Test will be met with respect to a Distribution Date if the Rolling Delinquency Percentage for such Distribution Date is 10.00% or less.

     "Step Down Rolling Loss Test": The Step Down Rolling Loss Test will be met with respect to a Distribution Date if the Rolling Loss Percentage for such Distribution Date is less than 1.00%.

     "Step Down Trigger": For any Distribution Date after the 30th Distribution Date, the Step Down Trigger will have occurred if each of the Step Down Cumulative Loss Test, the Step Down Rolling Delinquency Test and the Step Down Rolling Loss Test is met. In no event will the Step Down Trigger be deemed to have occurred for the 30th Distribution Date or any preceding Distribution
Date.

     "Stepped Down Required Subordinated Percentage": For any Distribution Date for which the Step Down Trigger has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 4.0% of the Maximum Collateral Amount, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 8.00%, multiplied by (B) the number of consecutive Distribution Dates through and including the Distribution Date for which the Stepped Down Required Subordinated Percentage is being calculated, up to a maximum of six, for which the Step Down Trigger has occurred, and the denominator of which is six.

     "Step Up Cumulative Loss Test": The Step Up Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 1st through the 12th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 0.75%, (ii) for the 13th through the 24th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.25%,
(iii) for the 25th through the 36th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 3.00%, (iv) for the 37th through the 48th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 3.75% and (v) for the 49th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date is more than 4.25%.

     "Step Up Rolling Delinquency Test": The Step Up Rolling Delinquency Test will be met with respect to a Distribution Date if the Rolling Delinquency Percentage for such Distribution Date is more than 11.50%.

     "Step Up Rolling Loss Test": The Step Up Rolling Loss Test will be met with respect to a Distribution Date if the Rolling Loss Percentage for such Distribution Date 1.65% or more.

     "Step Up Spread Squeeze Trigger": The Step Up Spread Squeeze Trigger will have occurred with respect to a Distribution Date if the percentage equivalent of a fraction, the numerator of which is the product of (x) 12 and (y) the Net Monthly Excess Cashflow (calculated without regard to clause (A) thereof), and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date, is less than 3.00%.

     "Step Up Trigger": For any Distribution Date, the Step Up Trigger will have occurred if any one of the Step Up Cumulative Loss Test, the Step Up Rolling Delinquency Test or the Step Up Rolling Loss Test is met.

     "Subordinated Adjusted Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans immediately following such Distribution Date over (b) the aggregate sum of
(i) the Certificate Principal Balance of the Class A Certificates and (ii) any outstanding amount of REMIC Basis Risk Shortfall each as of such Distribution Date (after taking into account the payment of amounts described in clauses
(b)(i) through (iv) of the definition of Principal Distribution Amount on such Distribution Date).

     "Subordinated Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans immediately following such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses
(b)(i) through (iv) of the definition of Principal Distribution Amount on such Distribution Date).

     "Subordination Deficiency Amount": With respect to any Distribution Date, the excess, if any, of (a) the Required Subordinated Amount applicable to such Distribution Date over (b) the Subordinated Amount applicable to such Distribution Date prior to taking into account the payment of any Subordination Increase Amounts on such Distribution Date.

     "Subordination Increase Amount": With respect to any Distribution Date, the lesser of (a) the Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount, on such Distribution Date, exclusive of the payment of any Subordination Increase Amount) and (b) the amount of Net Monthly Excess Cashflow on such Distribution Date as reduced by any Cumulative Insurance Payments or Realized Losses allocated thereto with respect to such Distribution Date pursuant to
Section 4.04.

     "Subordination Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Subordinated Amount and (b) the sum of the amounts available for distribution specified in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

     "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.03.

     "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

     "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.03.

     "Subsequent Mortgage Loan": Each Mortgage Loan originated or acquired by the Seller during the period from December 1, 1997 through the Closing Date.

     "Tax Matters Person":  As defined in Section 11.01 hereof.

     "Tax Matters Person Residual Interest": The Residual Interest held by the Tax Matters Person in its capacity as such.

     "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund under the REMIC Provisions for REMIC 1, REMIC 2 and REMIC 3, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws consistent with the intended treatment of the Class A and Class X Certificates described in Section 11.01.

     "Termination Price":  As defined in Section 10.01.

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which a REMIC election is to be made, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (v) the Collection Account, the Distribution Account, the Basis Risk Reserve Fund, any REO Account and the Expense Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, the Trust Fund specifically excludes the Policy and all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date.

     "Trustee": Bankers Trust Company of California, N.A., a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

     "Trustee's Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee here under, which amount shall equal the product of (i) the Trustee's Fee Rate, multiplied by (ii) the aggregate Stated

Principal Balance of the Mortgage Loans and any REO Properties as of the preceding Distribution Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

     "Trustee's Fee Rate":  0.014% per annum.

     "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.13.

     "Unpaid Basis Risk Shortfalls": With respect to any Distribution Date, the aggregate of all Basis Risk Shortfalls for any previous Distribution Dates plus interest accrued at the lesser of the related Class A Adjusted Pass-Through Rate (without regard to clause (ii) thereof) and the Maximum Class A Pass-Through Rate on each such Basis Risk Shortfall less all payments made in respect of such Basis Risk Shortfalls on or prior to such Distribution Date pursuant to Section 4.01(a)

     "Value": With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC, and (b) the value thereof as determined by a review appraisal conducted by the Seller in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and (2) the value thereof as determined by a review appraisal conducted by the Seller in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (ii)(A)(l) above and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase", such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

     "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The voting rights shall be allocated to the Class A Certificates in the proportion that the aggregate Certificate Principal Balance of the Class A Certificates bears to the aggregate Stated Principal Balance of the Mortgage Loans. The balance of the voting rights shall be allocated to the Class X Certificates. The Class R Certificates shall not possess voting rights. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Distribution Date.

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01.  Conveyance of Mortgage Loans.
                    ----------------------------

     The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders and the Certificate Insurer all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement, and all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due after the Cut-off Date (whether or not received) with respect to the Mortgage Loans.

     In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

            (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of Bankers Trust Company of California, N.A., as Trustee, without recourse" or in blank, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

            (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

            (iii) an original Assignment of the Mortgage executed in the following form: "Bankers Trust Company of California, N.A., as Trustee" or in blank;

            (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

            (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

            (vi) the original lender's title insurance policy or attorney's opinion of title or a copy thereof certified as true and correct by the applicable insurer, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     The Seller shall promptly (and in no event later than five Business Days following the Closing Date) submit or cause to be submitted for recording, at the Seller's expense and at no expense to the Trust Fund, the Trustee or the Certificate Insurer, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

     If any original Mortgage Note referred to in Section 2.01(i) cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee of a photocopy of the original of such Mortgage Note, with an original Lost Note Affidavit to follow within one Business Day. If any of the documents referred to in Sections 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either
(x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Trustee, the Certificate Insurer and the Rating Agencies by the Seller if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(vi) above, the Seller shall deliver or cause to be delivered to the Trustee, promptly after receipt thereof, the original lender's title insurance policy. The Seller shall deliver or cause to be delivered to the Trustee promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

     All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by or on behalf of the Seller or the Master Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee. Any such original document delivered to or held by the Seller that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Master Servicer.

     The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

     In addition to the foregoing, the Depositor shall cause the Certificate Insurer to deliver the Policy to the Trustee for the benefit of the Certificateholders.

     SECTION 2.02.  Acceptance by Trustee.
                    ---------------------

     The Trustee acknowledges receipt of the Policy and, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 (other than such documents described in Section 2.01(v)) above and all other assets included in the definition of "Trust Fund" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

     The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review each Mortgage File within 45 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Substitute Mortgage, within 45 days after the assignment thereof) and to certify in substantially the form attached hereto as Exhibit C-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 of this Agreement are in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and appear to relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) and (ii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.
It is herein acknowledged that, in conducting such review, the Trustee is under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01.

     Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor, the Master Servicer and the Certificate Insurer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

     If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor, the Master Servicer and the Certificate Insurer. In addition, upon the discovery by the Depositor or the Master Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the related Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer.

     SECTION 2.03.  Repurchase or Substitution of Mortgage Loans by the Bank.
                    --------------------------------------------------------

     (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller or the Bank of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or this Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders and the Certificate Insurer (in the case of any such representation or warranty made to the knowledge or the best knowledge of the Seller as to which the Seller has no knowledge, without regard to the Seller's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the Trustee shall promptly notify the Seller, the Bank, the Master Servicer and the Certificate Insurer of such defect, missing document or breach and request that
(i) the Bank deliver such missing document or cure such defect or breach within 60 days from the date the Seller was notified of such missing document, defect or breach, and if the Bank does not deliver such missing document or cure such defect or breach in all material respects during such period, if the Bank shall have commenced to cure such breach within such 60 day period, to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement and (ii) in connection with any such breach (subject to clause (i) above) or in connection with any missing document or defect, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price within 120 days after the date on which the Bank was notified (subject to Section 2.03(e)) of such missing document, defect or breach, if and to the extent that the Bank is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account and the Trustee, upon receipt of written certification from the Master Servicer of such deposit, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Bank shall furnish to it and as shall be necessary to vest in the Bank any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Bank may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the Bank to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Bank respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders and the Certificate Insurer.

     (b)  [RESERVED]

     (c) Within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Master Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Master Servicer shall cure such breach in all material respects.

     (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Day.

     As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in
Section 2.02 and deliver to the Master Servicer and the Certificate Insurer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Master Servicer and the Certificate Insurer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Collection Period preceding the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement as of the date of substitution.

     For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Master Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related

Qualified Substitute Mortgage Loan or Loans and certification by the Master Servicer of such deposit in the form of Exhibit E hereto, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

     In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such- substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

     (e) Upon discovery by the Depositor, the Seller, the Master Servicer, the Trustee or the Certificate Insurer that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties and the Certificate Insurer. In connection therewith, the Bank shall repurchase or, subject to the limitations set forth in
Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by the Seller. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a), if made by the Bank. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

     SECTION 2.04.  Representations and Warranties of the Seller.
                    --------------------------------------------

     (a) The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Certificate Insurer that as of the Closing Date or as of such other date specifically provided herein:

          (i) The information set forth in the Mortgage Loan Schedule for the Original Mortgage Loans is complete, true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Cut-off Date, each Scheduled Payment required to be made prior to November 1, 1997 has been paid and no Mortgage Loan has been dishonored. No Mortgage Loan has been thirty or more days delinquent more than one time in the twelve months preceding the Cut-off Date (assuming that a "rolling" thirty day delinquency is considered to be one time delinquent).

          (iii) Each Original Mortgage Loan had an original term to maturity of 30 years; each Original Mortgage Loan is an adjustable-rate mortgage loan with payments due on the first day of each month and each such Mortgage Loan is fully amortizing; effective with the first payment due after each Adjustment Date, the monthly payment amount for each Mortgage Loan will be adjusted to an amount which would amortize fully the outstanding principal balance of such Mortgage Loan over its remaining term and pay interest at the Mortgage Rate so adjusted; on the first Adjustment Date and on each Adjustment Date thereafter the Mortgage Rate on each Original Mortgage Loan will be adjusted to equal the sum of the Index and the related Gross Margin, rounded to the nearest multiple of 0.125%, subject to the Periodic Rate Cap (the "Initial Adjustment Rate Cap"), the Maximum Mortgage Rate and the Minimum Mortgage Rate applicable to such Mortgage Loan;

          (iv)(A) no more than approximately 42.14% and approximately 13.55%, respectively, of the Initial Mortgage Loans, by outstanding principal balance of the Initial Mortgage Loans as of the Cut-off Date, will be secured by Mortgaged Properties located in California and Washington, respectively, and no more than approximately 7.11% of the Initial Mortgage Loans, by outstanding principal balance of the Initial Mortgage Loans as of the Cut-off Date, will be secured by Mortgaged Properties located in any one other state; (B) as of the Cut-off Date, no more than approximately 1.55% of the Initial Mortgage Loans, by outstanding principal balance of the related Initial Mortgage Loans as of the Cut-off Date, are secured by Mortgaged Properties located in the 92640 zip code area, and no more than approximately 19.19% of the Initial Mortgage Loans, by outstanding principal balance of the related Initial Mortgage Loans as of the Cut-off Date, are secured by units in two- to four-family dwellings, condominiums, planned unit developments or manufactured housing and (C) at least approximately 80.81% of the Initial Mortgage Loans, in each case by outstanding principal balance of the related Initial Mortgage Loans as of the Cut-off Date, are secured by real property with a single family residence erected thereon;

          (v) If the Mortgaged Property securing a Mortgage Loan is identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, a flood insurance policy is in effect at the Closing Date which met the requirements of FEMA at the time such policy was issued;

          (vi) With respect to each Mortgage Loan, the Loan-to-Value Ratio was less than or equal to 90% at the origination of such Mortgage Loan;

          (vii) With respect to at least approximately 85.98% of the Initial Mortgage Loans, by outstanding principal balance as of the Cut-off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence. With respect to approximately 14.03% of the Initial Mortgage Loans, by outstanding principal balance as of the Cut-off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's secondary residence or that the Mortgaged Property would be an investor property;

          (viii) The Seller is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) its performance of its obligations under this Agreement or (c) the value or marketability of the Mortgage Loans;

          (ix) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (x) The Seller holds all necessary licenses, certificates and permits from all government authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the related Transfer Date;

          (xi) The execution, delivery and performance of this Agreement by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Articles of Incorporation or Bylaws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

          (xii) No certificate of an officer, statement furnished in writing or written report, in each case, delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading;

          (xiii) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business;

          (xiv) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency;

          (xv) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties hereunder;

          (xvi) There are no actions or proceedings against, or investigations of it, pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of its obligations under, or the validity or enforceability of, this Agreement;

          (xvii) The Seller represents and warrants that it did not sell the Mortgage Loans to the Depositor as Purchaser under the Purchase Agreement with any intent to hinder, delay or defraud any of its creditors; and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Depositor as Purchaser under the Purchase Agreement;

          (xviii) The Seller represents and warrants that it acquired title to the Mortgage Loans in good faith, without notice of any adverse claim to the Mortgage Loans; and

          (xix) The Seller represents and warrants that the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to the Purchase Agreement and this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (xx) No Mortgage Loan is a construction loan;

          (xxi) Each Mortgage is a valid and subsisting first lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (xxii) Except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Depositor (or its assignee) and the Purchaser (or its assignee) will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;

          (xxiii) There is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

          (xxiv) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xxv) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and, to the Seller's best knowledge, no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in paragraph (xxvii) below;

          (xxvi) Each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws;

          (xxvii) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the Seller and its successor's and assignees' interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in paragraph (xxv) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan;

          (xxviii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

          (xxix) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Certificateholders and the Certificate Insurer and which has been or will be delivered to the Trustee. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or are in the process of being recorded;

          (xxx) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

          (xxxi)  Other than delinquencies, if any, as described in paragraph
     (ii) above, there are no defaults in complying with the terms of the Mortgage, and either (1) any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid, or (2) an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (xxxii) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring;

          (xxxiii) All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

          (xxxiv) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (xxxv) The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

          (xxxvi)   Each Mortgage Note is not and has not been secured by any
     collateral, pledged account or other security except the lien of the corresponding Mortgage;

          (xxxvii) No Mortgage Loan was originated under a buydown plan or is subject to the Home Ownership and Equity Protection Act of 1994;

          (xxxviii) There is no obligation on the part of the Seller or any other party to make payments on any Mortgage Loan in addition to those made by the Mortgagor;

          (xxxix)   With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xl) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

          (xli) Each Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD;

          (xlii) There was no fraud involved in the origination of the Mortgage Loan by the mortgagee or, to the Seller's knowledge, by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan;

          (xliii) No Mortgaged Property was, as of the related Cut-Off Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

          (xliv)  No Mortgage Loan provides for negative amortization;

          (xlv) All parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located in light of such person's status, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

          (xlvi) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

          (xlvii) Any future advances made prior to the related Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

          (xlviii) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (xlix) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

          (l) (A) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and (B) each Mortgage Note and Mortgage have been duly and properly executed by such parties;

          (li) All amounts received after the related Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled have been deposited into the Collection Account and are, as of the related Transfer Date, in the Collection Account;

          (lii) All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement;

          (liii) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform in all material respects to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially one of the forms attached as Exhibit F and Exhibit G hereto;

          (liv) The Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust or the Certificate Insurer;

          (lv) A full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of each Mortgage Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

          (lvi)  Each hazard insurance policy required to be maintained under
     Section 3.13 with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

          (lvii) Each Mortgage Loan was originated by the Seller or an affiliate of the Seller or purchased by the Seller;

          (lviii) None of the Mortgage Loans are subject to a bankruptcy proceeding;

          (lix) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code; and

          (lx) Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans similar to the Mortgage Loans.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders and the Certificate Insurer notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties and to the Certificate Insurer, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Seller and the Bank set forth in Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

     SECTION 2.05.  Representations, Warranties and Covenants of the Master
                    -------------------------------------------------------
                    Servicer.
                    --------

     The Master Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders, the Certificate Insurer and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

            (i) The Master Servicer is duly organized, validly existing and in good standing as a federal savings bank under the laws of the United States and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

            (ii) The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

            (iii) The execution and delivery of this Agreement by the Master Servicer and the performance of and compliance with the terms of this Agreement will not (a) violate the Master Servicer's charter or by-laws or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Master Servicer or by which the Master Servicer is bound or (b) result in a breach of or constitute a default under any indenture or other material agreement to which the Master Servicer is a party or by which the Master Servicer is bound, which in the case of either clause (a) or (b) will have a material adverse effect on the Master Servicer's ability to perform its obligations under this Agreement;

            (iv) The Master Servicer is an approved servicer for FHLMC or FNMA in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act; no event has occurred, including but not limited to a change in insurance coverage, which would make the Master Servicer unable to comply with FHLMC, FNMA or HUD eligibility requirements or which would require notification to FHLMC, FNMA or HUD;

            (v) The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (vi) With respect to each Mortgage Loan, the Master Servicer is in possession of a complete mortgage file, except for such documents as have been delivered to the Trustee;

            (vii) There are no actions or proceedings against, investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement,
     (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement;

            (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

            (ix) No litigation or administrative proceeding of or before any court, tribunal or government body is currently pending, or to its knowledge threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in its opinion has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement; and

            (x) So long as the Certificates remain outstanding, this Agreement shall be treated as an official record of the Master Servicer within the meaning of Section 13(e) of the Federal Deposit Insurance Act (12 USC 1823(e)).

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor, the Certificateholders and the Certificate Insurer. Upon discovery by any of the Depositor, the Master Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee and the Certificate Insurer.


     SECTION 2.06.  Issuance of Certificates.
                    ------------------------

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates, constitute the entire beneficial ownership interest in the Trust Fund.

     SECTION 2.07.  Representations and Warranties with Respect to Subsequent
                    ---------------------------------------------------------
                    Mortgage Loans.
                    --------------

     The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Certificate Insurer that as of the Closing Date or as of such date specified herein and after the inclusion of the Subsequent Mortgage Loans in the Trust Fund:

             (i) No Subsequent Mortgage Loan is 30 days or more delinquent as of the related Cut-off Date;

             (ii) No Subsequent Mortgage Loan has a remaining term to maturity of more than 30 years;

             (iii) No Subsequent Mortgage Loan has a Combined Loan-to Value Ratio in excess of 85%;

             (iv) No Subsequent Mortgage Loan has a Gross Margin of less than 4.25%;

             (v) The Mortgage Loans have a weighted average Mortgage Rate of at least 9.59%;

             (vi) The Mortgage Loans have a weighted average Loan-to Value Ratio of 77.00%;

             (vii) The weighted average remaining term to maturity of the Mortgage Loans is not more than 360 months; and

             (viii) Each Mortgage Loan has a Principal Balance not in excess of $450,000 as of the Cut-off Date.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF THE TRUST FUND

     SECTION 3.01.  Master Servicer and Sub-Servicers.
                    ---------------------------------

     Acting directly or through one or more Sub-Servicers as provided in Section 3.03, the Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders and the Certificate Insurer (as determined by the Master Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

            (i) any relationship that the Master Servicer, any Sub-Servicer or any Affiliate of the Master Servicer or any Sub-Servicer may have with the related Mortgagor;

           (ii) the ownership of any Certificate by the Master Servicer or any Master Servicer Affiliate;

          (iii) the Master Servicer's obligation to make Monthly Advances or Servicing Advances; or

           (iv) the Master Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

     To the extent consistent with the foregoing, the Master Servicer shall also seek to maximize the complete and timely recovery of principal and interest on the Mortgage Loans. The standards set forth in the immediately preceding sentence shall be referred to herein as the "Servicing Standard".

     Subject to Section 3.03 hereof, the Master Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub-Servicer shall serve to release the Master Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Master Servicer with respect to such Mortgage Loans under this Agreement.

     Without limiting the generality of the foregoing, but subject to Sections
3.15 and 3.16, the Master Servicer shall direct the Trustee in writing in the form of a Servicing Officer's Certificate in a form reasonably agreed upon by the Master Servicer and the Trustee to execute and deliver (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged

Properties, and (ii) documents to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property in the name of the Trustee; provided, however, that to the extent any
                            --------  -------
instrument described in clause (i) preceding would be delivered by the Master Servicer outside of its usual procedures for mortgage loans held in its own portfolio, the Master Servicer shall, prior to executing and delivering such instrument, obtain the prior written consent of the Certificate Insurer, and provided further, however, that Section 3.16(a) shall constitute an authorization from the Trustee to the Master Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). The Trustee shall, at the written direction of the Master Servicer in the form of a Servicing Officer's Certificate in a form reasonably agreed upon by the Master Servicer and the Trustee, execute any documentation furnished to it by the Master Servicer for recordation by the Master Servicer in the appropriate jurisdictions as shall by necessary to effectuate the foregoing. Subject to Sections 3.14 and 3.15, the Trustee shall execute any authorizations and other documents as the Master Servicer or such Sub-Servicer shall reasonably request that are furnished to the Trustee to enable the Master Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

     In accordance with the Servicing Standard, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section
3.11. Any cost incurred by the Master Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     The Master Servicer shall give prompt notice to the Trustee and the Certificate Insurer of any action, of which the Master Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

     Servicing Advances incurred by the Master Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Master Servicer or such Sub-Servicer to the extent described in Sections 3.11 and 3.23(d) hereof.

     The Trustee may execute such powers of attorney as may be provided by the Master Servicer to the extent necessary for the Master Servicer to perform the Master Servicer's obligations hereunder.


     SECTION 3.02.  Collection of Certain Mortgage Loan Payments.
                    --------------------------------------------

     The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures for all Mortgage Loans that are consistent with the Servicing Standard. The Master Servicer may waive, modify or vary terms of the Mortgage Loans provided that no such action will (A) decrease the Mortgage Rate on the Mortgage

Loan, (B) defer or forgive the payment of principal or interest (except with respect to liquidation of such Mortgage Loan) or (C) extend the final maturity date of such Mortgage Loan, provided, however, that no such modification shall be permitted to the extent that it would (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer, consistent with the Servicing Standard, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, defer or forgive the payment of principal or interest or extend the final maturity date of such Mortgage
Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action).

     SECTION 3.03.  Sub-Servicing Agreements Between Master Servicer and Sub-
                    --------------------------------------------------------
                    Servicers.
                    ---------

     The Master Servicer, with the consent of the Certificate Insurer, may (and so long as the Certificate Insurer deems it necessary, the Master Servicer shall) enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with one or more institutions that are in compliance with the laws of each state necessary to enable each of them to perform its obligations under such Sub-Servicing Agreements and each of which (x) has been designated an approved seller-servicer by FHLMC or FNMA for mortgage loans and has equity of at least $1,500,000 or (y) is a Master Servicer Affiliate. The Master Servicer shall give notice to the Trustee, the Certificate Insurer and the Rating Agencies of the appointment of any Sub-Servicer and shall provide the Certificate Insurer with copies of any Sub-Servicing Agreements and any amendments or modifications thereof. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Each Sub-Servicer shall be required to service the Mortgage Loans in accordance with this Agreement and any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement. Each Sub-Servicing Agreement shall provide that the Trustee (with the consent of the Certificate Insurer) shall have the option to terminate such agreement without payment of any termination fees if the original Master Servicer is terminated or resigns, except that such Sub-Servicing Agreement may provide that such termination fees shall be payable by Pan American Bank, FSB and such Sub-Servicing Agreement may provide that any third party costs and expenses associated with the transfer of servicing and collateral files by any Sub-Servicer shall not be paid by Pan American Bank, FSB nor the Trustee and shall not be an expense of the Trust.


     SECTION 3.04.  Successor Sub-Servicers.
                    -----------------------

     The Master Servicer, with the consent of the Certificate Insurer, shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. Upon termination and with the consent of the Certificate Insurer, the Master Servicer may itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.03.

     SECTION 3.05.  Liability of Master Servicer; Indemnification.
                    ---------------------------------------------

     (a) The Master Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement.

     (b) The Master Servicer (except the Trustee if it is required to succeed the Master Servicer hereunder) indemnifies and holds the Trustee, the Depositor, the Seller, the Certificate Insurer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Certificate Insurer and any Certificateholder may sustain in any way related to the failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Master Servicer shall immediately notify the Trustee, the Depositor, the Certificate Insurer and each Certificateholder if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Master Servicer shall assume (with the consent of the Trustee and the Certificate Insurer) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Master Servicer, the Trustee, the Depositor, the Certificate Insurer and/or Certificateholder in respect of such claim. The provisions of this Section 3.05 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

     (c) Neither the Depositor, the Seller, the Master Servicer, nor any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment;

provided, however, that this provision shall not protect the Depositor, the
--------  -------
Seller or Master Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of negligent disregard of its respective obligations or duties hereunder.

     The Depositor, the Master Servicer, the Seller, and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty hereunder or (in the case of the Master Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Master
                          --------  -------
Servicer may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

     SECTION 3.06.  No Contractual Relationship Between Sub-Servicer, Trustee or
                    ------------------------------------------------------------
                    the Certificateholders.
                    ----------------------

     Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Master Servicer alone and the Trustee, the Certificateholders and the Certificate Insurer shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 3.07.

     SECTION 3.07.  Assumption or Termination of Sub-Servicing Agreement by
                    -------------------------------------------------------
                    Trustee.
                    -------

     In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Master Servicer hereunder by the Trustee pursuant to Section 7.02, it is understood and agreed that the Master Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Master Servicer and a Sub-Servicer shall be assumed simultaneously by the Trustee without act or deed on the part of the Trustee; provided, however, that the Trustee may terminate the Sub-Servicer as
         --------  -------
provided in Section 3.03.

     The terminated Master Servicer shall, upon the reasonable request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.


     SECTION 3.08.  Sub-Servicing Accounts.
                    ----------------------

     On behalf of the Trust Fund and the Certificate Insurer, Ocwen Federal Bank FSB, as Sub-Servicer, shall establish an account held in trust for the Certificateholders and the Certificate Insurer. In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation to the extent permitted by the Sub-Servicing Agreement and to remit such proceeds to the Trustee for deposit in the Distribution Account not later than the first Business Day prior to each Distribution Date. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

     SECTION 3.09.  Collection of Taxes, Assessments and Similar Items;
                    ---------------------------------------------------
                    Servicing Accounts.
                    ------------------

     The Master Servicer shall establish and maintain, or shall cause to be established and maintained, one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Master Servicer shall deposit in the Servicing Accounts on a daily basis, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section
3.01 (with respect to taxes and assessments) and Section 3.13 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Master Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article X. As part of its servicing duties, the Master Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. The Master Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

     SECTION 3.10.  Collection Account and Distribution Account.
                    -------------------------------------------

     (a) On behalf of the Trust Fund, the Master Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee, the Certificateholders and the Certificate Insurer. On behalf of the Trust Fund, the Master Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis, as and when received or as otherwise required hereunder, the following payments and collections received or made by it on or subsequent to the Cut-off Date:

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest (net of the related Servicing Fee and any Servicing Fees and other servicing compensation for prior months not paid in full) on each Mortgage Loan;

            (iii) all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the Master Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01);

            (iv) any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account; and

            (v) any amounts required to be deposited by the Master Servicer pursuant to the first paragraph of Section 3.13(b) in respect of any blanket policy deductibles.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

     The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges or assumption fees need not be deposited by the Master Servicer in the Collection Account. In the event the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

     (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders and the Certificate Insurer. On behalf of the Trust Fund, the Master Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account on or before noon New York time on the Master Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) for the related Distribution Date then on deposit in the Collection Account. On each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account, the deposits of which are fully insured by the FDIC (to the limits established by the FDIC). If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible

Account," the Master Servicer shall, on or before 3:00 p.m. New York time on such Business Day, withdraw such amounts from the Collection Account and deposit them in the Distribution Account.

     (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in
Section 3.12. The Master Servicer shall give notice to the Trustee and the Certificate Insurer of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Depositor and the Certificate Insurer of the location of the Distribution Account when established and prior to any change thereof.

     (d) Funds held in the Collection Account at any time may be delivered by the Master Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that
                                                        --------  -------
the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Master Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request in writing in the form of a Servicing Officer's Certificate that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Master Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account:

          (i) any Monthly Advances, as required pursuant to Section 4.03;

          (ii) any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;

          (iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01; and

          (iv) any amounts required to be deposited pursuant to Section 3.24 in connection with any Prepayment Interest Shortfalls.

     (e) Promptly upon receipt of any Stayed Funds, whether from the Master Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof as otherwise permitted hereunder. In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.12 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

     SECTION 3.11.  Withdrawals from the Collection Account and Distribution
                    --------------------------------------------------------
                    Account.
                    -------

     (a) The Master Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in
Section 4.03:

            (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

            (ii) subject to Section 3.15(d), to reimburse the Master Servicer for Monthly Advances, but only to the extent of amounts received which represent Late Collections, Insurance Proceeds or Liquidation Proceeds (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Monthly Advances were made in accordance with the provisions of Section 4.03;

            (iii) subject to Section 3.15(d), to pay the Master Servicer or any Sub-Servicer any unpaid Servicing Fees and reimburse any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collection, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan (provided, however, that if, in the good faith business judgment of the Master Servicer, any unreimbursed Servicing Advance will not be ultimately recoverable from related Late Collections, Liquidation Proceeds or Insurance Proceeds on such Mortgage Loan (which determination shall be evidenced by an Officer's Certificate of the Master Servicer delivered to Trustee and the Certificate Insurer) on or prior to the related Master Servicer Remittance Date, then withdrawal from the general funds in the Collection Account, Liquidation Proceeds and Insurance Proceeds, without regard to the limitation set forth above, will be permitted);

            (iv) to pay to the Master Servicer as servicing compensation (in addition to the Servicing Fee) on the Master Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

            (v) to pay to the Master Servicer or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.15(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

            (vi) to reimburse the Master Servicer for any Monthly Advance previously made which the Master Servicer has determined to be a Nonrecoverable Monthly Advance in accordance with the provisions of Section 4.03;

            (vii) to reimburse the Master Servicer for expenses incurred by or reimbursable to the Master Servicer pursuant to Section 6.03;

            (viii) to reimburse the Master Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

            (ix) to reimburse the Trustee for expenses incurred pursuant to
     Section 11.01(c) of this Agreement;

            (x) to pay, or to reimburse the Master Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.15(b); and

            (xi) to clear and terminate the Collection Account pursuant to
     Section 10.01.

     The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii), (x) and (xi) above. The Master Servicer shall provide written notification to the Trustee, on or prior to the next succeeding Master Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclauses (vi) and
(vii) above.

     (b) In addition to the foregoing, the Trustee shall be entitled to withdraw amounts from the Distribution Account to transfer funds to the Expense Account on each Distribution Date pursuant to Section 3.25(b) prior to any payments pursuant to Section 4.01.

     SECTION 3.12.  Investment of Funds in the Collection Account, the Expense
                    ----------------------------------------------------------
                    Account and the Distribution Account.
                    ------------------------------------

     (a) The Master Servicer may direct any depository institution maintaining the Collection Account, the Expense Account and the Basis Risk Reserve Fund and the Trustee may direct any depository institution maintaining the Distribution Account (each, for purposes of this Section 3.12, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand,
(i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account, the Basis Risk Reserve Fund and the Expense Account and any income or gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall at the direction of the Master Servicer:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

     (b) All income and gain realized from the investment of funds deposited in the Collection Account and the Expense Account held by or on behalf of the Master Servicer or the Trustee, shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.11. The Master Servicer shall deposit in the Collection Account, the Expense Account or the Basis Risk Reserve Fund as applicable, the amount of any loss incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss. All income and gain realized from the investment of funds in the Distribution Account shall be for the benefit of the Trustee. The Trustee shall deposit in the Distribution Account the amount of any loss incurred on Permitted Investments in the Distribution Account.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(a)(v), upon the request of the Certificate Insurer or the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

     SECTION 3.13.  Maintenance of Insurance.
                    ------------------------

     (a) The Master Servicer on behalf of the Trustee, as mortgagee, shall use its reasonable efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain for each Mortgage Loan (other than any Mortgage Loan as to which the related Mortgaged Property has become an REO Property), and if the Mortgagor does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) to the extent the Trustee as mortgagee has an insurable interest (A) fire and hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) 100% of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and (ii) the outstanding principal balance of the related Mortgage Loan or such other amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Trustee thereunder from being deemed to be a co-insurer, and (B) such other insurance as provided in the related Mortgage Loan. The Master Servicer shall maintain fire and hazard insurance from an insurer having a General Policy Rating of A or better in Best's Key Rating Guide (a "Qualified Insurer") with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) 100% of the then "full replacement cost" of the improvements which are a part of such property or (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Rate and related Servicing Advances. The Master Servicer shall maintain, from a Qualified Insurer, with respect to each REO Property such other insurance as provided in the related Mortgage Loan. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration and repair of the related Mortgaged Property or amounts to be released to the Mortgagor in accordance with the terms of the related Mortgage) shall be deposited into the Collection Account pursuant to Section 3.10(a), subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance other than flood insurance is to be required of any Mortgagor or to be maintained by the Master Servicer other than pursuant to the terms of the related Mortgage, Mortgage Note or other Mortgage Loan documents and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer will use its reasonable efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain or will itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). If an REO Property is located in a federally designated special flood hazard area, the Master Servicer will obtain flood insurance in respect thereof providing substantially the same coverage as described in the preceding sentences. If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein, the Master Servicer shall either (i) immediately deposit into the Collection Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application would be consistent with the servicing standard set forth in
Section 3.01; provided, however, that the Master Servicer shall not
              --------  -------
be responsible for any shortfall in insurance proceeds resulting from an insurer's refusal or inability to pay a claim. Costs of the Master Servicer of maintaining insurance policies pursuant to this Section 3.13 shall be paid by the Master Servicer as a Servicing Advance and shall be reimbursable to the Master Servicer.

     The Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and the Certificateholders, claims under each related insurance policy maintained pursuant to this Section 3.13 in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

     The Master Servicer shall require that all insurance policies required hereunder shall name the Trustee or the Master Servicer, on behalf of the Trustee as the mortgagee, as loss payee and that all such insurance policies require that 30 days' notice be given to the Master Servicer before termination to the extent required by the related Mortgage, Mortgage Note, or other Mortgage Loan documents.

     (b)(I) If the Master Servicer obtains and maintains a blanket insurance policy with a Qualified Insurer at its own expense insuring against fire and hazard losses or other required insurance on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations concerning the maintenance of such insurance coverage set forth in Section 3.13(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that (i) there shall not have been maintained on one or more of the related Mortgaged Properties a policy otherwise complying with the provisions of Section 3.13(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Master Servicer hereunder, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such blanket policy which it maintains in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or permit recovery thereunder.

      (II) If the Master Servicer causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Mortgaged Property than the insurance required to be maintained pursuant to Section 3.13(a), the Master Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to Section 3.13(a). Such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 3.13(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible.


     SECTION 3.14.  Due-on-Sale Clauses; Assumption and Substitution Agreements.
                    -----------------------------------------------------------

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Master
                                          --------
Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law. An Opinion of Counsel at the expense of the Master Servicer delivered to the Trustee, the Depositor and the Certificate Insurer to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Master Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Master Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note; provided, however, that such person
                                            --------  -------
satisfies the underwriting criteria of the Master Servicer and has a credit risk rating at least equal to that of the original Mortgagor and that to the extent any such substitution of liability agreement would be delivered by the Master Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Master Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Certificate Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Master Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Master Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Master Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Master Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.


     SECTION 3.15.  Realization Upon Defaulted Mortgage Loans.
                    -----------------------------------------

     (a) The Master Servicer shall use its best efforts, consistent with the Servicing Standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.02. The Master Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such
                                                 --------  -------
costs and expenses will be recoverable as Servicing Advances by the Master Servicer as contemplated in Section 3.11 and 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

     (b) Notwithstanding the foregoing provisions of this Section 3.15 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not, on behalf of the Trust Fund, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Certificateholders or the Certificate Insurer would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, in the exercise of prudent judgment, that:

          (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

          (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

     The cost of the environmental audit report contemplated by this Section
3.15 shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in
Section 3.11(x), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

     If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of such Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(x), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

     (c) The Master Servicer may at its option purchase from the Trust Fund any Mortgage Loan that is 90 days or more delinquent on a contractual basis, which the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee and the Certificate Insurer prior to purchase), at a price equal to the greater of fair market value of such Mortgage Loan and the Purchase Price;

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

provided that, unless otherwise consented to by the Certificate Insurer,
--------
the Master Servicer may purchase such Mortgage Loans only in the sequence in which such Mortgage Loans first became delinquent by 90 days, and shall give prompt notice of each such purchase to the Certificate Insurer and each Rating Agency; and, provided further that, in the event that the aggregate Stated Principal Balance of all Mortgage Loans previously repurchased pursuant to this
Section 3.15(c) exceeds 1% of the aggregate principal balance of the Original Mortgage Loans as of the Cut-off Date, the Master Servicer shall not repurchase any additional such Mortgage Loans pursuant to this Section 3.15(c) without the consent of the Certificate Insurer. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Master Servicer of such deposit in the form of Exhibit E, shall release or cause to be released to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master Servicer shall furnish and as shall be necessary to vest in the Master Servicer title to any Mortgage Loan released pursuant hereto.

     (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and Monthly Advances, pursuant to Section 3.11(ii) or (iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Master Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(iii). The portion of the recovery allocated to interest (net of unpaid Servicing Fees) and the portion of the recovery allocated to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Master Servicer for any related unreimbursed Monthly Advances in accordance with
Section 3.11(ii), and second, as part of the amounts to be transferred to the Distribution Account in accordance with Section 3.10(b).

     SECTION 3.16.  Trustee to Cooperate; Release of Files.
                    --------------------------------------

     (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Master Servicer shall deliver to the Trustee a completed "Request for Release of Documents" in the form of Exhibit E. Upon receipt of such Request for Release of Documents, the Trustee shall promptly release the related Mortgage File, in trust to (i) the Master Servicer, or (ii) such other party identified in the related Request for Release. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Master Servicer shall direct the Trustee in writing to execute an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Master Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Master Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

     (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Master Servicer and delivery to the Trustee of a Request for Release of Documents in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Master Servicer. Such receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee to the Master Servicer.

     (c) The Master Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations,
(iii) removal, demolition or division of properties subject to Mortgages and
(iv) second mortgage subordination agreements. No application for approval shall be considered by the Master Servicer unless: (w) it has received an Opinion of Counsel, addressed to the Certificate Insurer and the Trustee (which opinion shall not be an expense of the Trust Fund or the Certificate Insurer) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of the Trust Fund as a REMIC or cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been compiled with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Master Servicer the consent or partial release so requested by the Master Server. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Master Server pursuant to this paragraph. The Master Servicer shall notify the Certificate Insurer and the Rating Agencies if an application is approved under clause (y) above without approval in writing by the Certificate Insurer.

     SECTION 3.17.  Servicing Compensation.
                    ----------------------

     As compensation for its activities hereunder, the Master Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan subject to Section 3.24. The Master Servicer shall be entitled to retain fees, bad check charges, assumption fees, modification or extension fees, late payment charges, or any other service-related fees, Insurance Proceeds and Liquidation Proceeds not required to be deposited in the Collection Account pursuant to Section 3.10(a)(iii) and similar items, to the extent collected from Mortgagors.

     SECTION 3.18.  Annual Statement as to Compliance.
                    ---------------------------------

     The Master Servicer, at its own expense, will deliver to the Trustee, the Depositor, the Certificate Insurer and the Rating Agencies, not later than 90 days following the end of the fiscal year of the Master Servicer which as of the Startup Day ends on the last day of December, commencing in 1999 (to cover the fiscal year 1998), an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default, and (iii) the Master Servicer's short-term commercial paper rating.

     SECTION 3.19.  Annual Independent Certified Public Accountants' Reports.
                    --------------------------------------------------------

     Not later than 90 days following the end of each fiscal year of the Master Servicer, the Master Servicer commencing in 1999 (to cover the fiscal year
1998), at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced by FHLMC, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Master Servicer shall furnish a copy of such report to the Trustee, the Certificate Insurer, the Depositor and each Rating Agency. Copies of such statement shall be provided by the Trustee to any

Certificateholder upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee.

     SECTION 3.20.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
                    the Mortgage Loans.
                    ------------------

     The Master Servicer shall provide to the Trustee, the Certificate Insurer and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

     SECTION 3.21.  Assignment and Delegation by Master Servicer; Resignation of
                    ------------------------------------------------------------
                    Master Servicer.
                    ---------------

     (a) The Master Servicer may assign its rights and delegate its duties and obligations under this Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio with the written consent of the Certificate Insurer, provided that: (i) the purchaser or transferee accepting such assignment and delegation (A) shall be satisfactory to the Trustee and the Certificate Insurer, (B) shall be (I) an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans or (II) a Person resulting from a merger, consolidation or succession that is permitted under Section 6.02, and (C) shall execute and deliver to the Trustee and the Certificate Insurer an agreement, in form and substance reasonably satisfactory to the Trustee and the Certificate Insurer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement from and after the date of such agreement; (ii) as evidenced by a letter from each Rating Agency delivered to the Trustee and the Certificate Insurer, each Rating Agency's rating or ratings of the Certificates in effect immediately prior to such assignment and delegation will not be qualified, downgraded or withdrawn as a result of such assignment and delegation; (iii) the Master Servicer shall not be released from its obligations under this Agreement that arose prior to the effective date of such assignment and delegation under this Section 3.21(a); and (iv) the rate at which the Servicing Fee (or any component thereof) is calculated shall not exceed the rate in effect prior to such assignment and delegation. Upon acceptance of such assignment and delegation, the purchaser or transferee shall be the successor Master Servicer hereunder.

     (b) The Trustee and any successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing. The Master Servicer agrees to cooperate with the Trustee and any successor Master Servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Master Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Master Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Master Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Master Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Subject to subsection (c), if the Master Servicer is replaced hereunder, the Master Servicer agrees to reimburse the Trust Fund, the Certificateholders and the Certificate Insurer for the costs and expenses associated with the transfer of servicing to the replacement Master Servicer.

     (c) Any successor Master Servicer (other than the Trustee), upon assuming the duties of Master Servicer hereunder, shall immediately make all required Monthly Advances and deposit them to the Collection Account which the Master Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Master Servicer,
--------  -------
the Trustee shall only be required to make Monthly Advances (including the Monthly Advances described in this clause (c)) if, in the Trustee's reasonable good faith judgment, such Monthly Advances will ultimately be recoverable from the Mortgage Loans.

     (d) The successor Master Servicer shall give notice to the Certificate Insurer, to the Mortgagors, to Moody's and to Standard & Poor's of the transfer of the servicing to the successor Master Servicer.

     SECTION 3.22.  Inspections by the Trustee and the Certificate Insurer;
                    -------------------------------------------------------
                    Errors and Omissions Insurance.
                    ------------------------------

     (a) Upon reasonable notice, the Trustee, the Certificate Insurer or any agents thereof may inspect the Master Servicer's servicing operations and discuss the servicing operations of the Master Servicer during the Master Servicer's normal business hours with any of its officers or directors;

provided, however, that the costs and expenses incurred by the Master Servicer
--------  -------
or its agents or representatives in connection with any such examinations or discussions shall be paid by the Master Servicer.

     (b) The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Master Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans, unless the Master Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Master Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements from FNMA or FHLMC, unless the Master Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Master Servicer shall be deemed to have complied with this provision if a Master Servicer Affiliate has such errors and omissions policy and fidelity bond coverage and, by the terms of such insurance policy and fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy or fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee. The Master Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Upon the request of the Trustee or the Certificate Insurer, the Master Servicer shall cause to be delivered to such requesting Person a certified true copy of such fidelity bond or errors and omission policy.

     SECTION 3.23.  Title, Management and Disposition of REO Property.
                    -------------------------------------------------

     (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, on behalf of the Certificateholders and the Certificate Insurer. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property not later than the latest of (i) three years following the end of the calendar year in which the acquisition occurred, (ii) the date to which the Internal Revenue Service grants an extension of time to sell such property or is deemed to have granted an such an extension under applicable Treasury regulations, and (iii) a date later than those described in clauses (i) and (ii) if the Master Servicer obtains an Opinion of Counsel (at the expense of the Trust Fund), addressed to the Trustee, the Depositor and the Certificate Insurer, to the effect that the holding by the Trust Fund of such REO Property for a period later than that described in clauses (i) and/or (ii) will not result in the imposition on the Trust Fund of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause the Trust Fund to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, consent, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

     (b) The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "REO Account"), which shall be an Eligible Account. The Master Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Master Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

     (c) The Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Master Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

            (i) all insurance premiums due and payable in respect of such REO Property;

            (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

            (iii)  all costs and expenses necessary to maintain such REO
     Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through
(iii) above with respect to such REO Property, the Master Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Master Servicer would make such advances if the Master Servicer owned the REO Property and if in the Master Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

Notwithstanding the foregoing, the Master Servicer shall not:

            (i) permit the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

            (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

            (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

            (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Master Servicer has obtained an Opinion of Counsel, provided to the Trustee and the Certificate Insurer, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Master Servicer may take such actions as are specified in such Opinion of Counsel.

     The Master Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

            (i) the terms and conditions of any such contract shall not be inconsistent herewith;

            (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Master Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

            (iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders and the Certificate Insurer with respect to the operation and management of any such REO Property; and

            (iv) the Master Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Master Servicer's compensation pursuant to Section 3.17 is sufficient to pay such fees.

     (d) In addition to the withdrawals permitted under Section 3.23(c), the Master Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Monthly Advances made in respect of such REO Property or the related Mortgage Loan. On the Master Servicer Remittance Date, the Master Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

     (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities and as are in accordance with general FNMA guidelines.

     (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Master Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Master Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions


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

made subsequent to the Startup Day allow a sale for other consideration and the Certificate Insurer consents thereto).

     (g) On or before February 28 of each year, the Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code and a copy thereof shall be sent to the Trustee promptly after the filing thereof.

     SECTION 3.24.  Obligations of the Master Servicer in Respect of Prepayment
                    -----------------------------------------------------------
                    Interest Shortfalls.
                    -------------------

     If a Prepayment of a Mortgage Loan occurs during any Prepayment Period which gives rise to a Prepayment Interest Shortfall, any difference between the interest collected from the Mortgagor and the full month's interest at the Mortgage Rate less the Servicing Fee (such difference, "Compensating Interest") that is due shall be deposited by the Master Servicer to the extent of the Servicing Fee to the Collection Account on or before noon New York time on the related Master Servicer Remittance Date and shall be included in the monthly remittance to be made available to the Trustee on such Master Servicer Remittance Date. Compensating Interest for any Distribution Date shall be limited to the Servicing Fee for such Distribution Date.

     SECTION 3.25.  Expense Account.
                    ---------------

     (a) The Trustee shall establish and maintain in its name, for the benefit of the Trustee in trust for (1) the Certificateholders and (2) the Certificate Insurer, the Expense Account. The Expense Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

     (b) On each Distribution Date, the Trustee shall withdraw from the Distribution Account and deposit into the Expense Account an amount equal to the Certificate Insurer Premium Amount for such Distribution Date.

     (c) The Trustee shall make withdrawals from the Expense Account to pay the Certificate Insurer Premium Amount on each Distribution Date.

     (d) Funds in the Expense Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. Any earnings on such amounts shall be payable to the Master Servicer as additional servicing compensation. The Trustee shall give notice to the Depositor and the Certificate Insurer of the location of the Expense Account on the Closing Date and prior to any change thereof.

     (e) Upon termination of the Trust Fund in accordance with Section 10.01, any amounts remaining in the Expense Account following the payment of all unpaid Certificate Insurer Premiums and any amounts due under the Insurance Agreement shall be released to the Master Servicer as additional servicing compensation.


     SECTION 3.26.  Obligations of the Master Servicer in Respect of Mortgage
                    ---------------------------------------------------------
                    Rates and Monthly Payments.
                    --------------------------

          In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Certificate Insurer, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.
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                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01.  Distributions.
                    -------------

     (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account to the extent of amounts on deposit therein an amount equal to the Available Distribution Amounts (other than any amount in the Distribution Account that was transferred from the Policy Payments Account to the Distribution Account pursuant to Section 9.04), shall allocate such amounts to the interests issued in respect of REMIC 1 and REMIC 2 in accordance with the terms hereof and shall distribute to the Certificateholders the following amounts (together with amounts withdrawn from the Basis Risk Reserve Fund pursuant to Section 4.07 of this Agreement), in the following order of priority:

            (i) to the Holders of the Class A Certificates an amount equal to
     (A) the Interest Distribution Amount for such Distribution Date, plus (B) any undistributed amount described in the immediately preceding clause
     (i)(A) from any previous Distribution Date for which no Insurance Payment has been previously paid to Holders of the Class A Certificates;

            (ii) to the Holders of the Class A Certificates in an amount equal to the Principal Distribution Amount (except for any portion thereof consisting of any related Subordination Increase Amount or related Realized Losses), applied to reduce the Certificate Principal Balances of the Class A Certificates until the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero;

            (iii) to the Holders of the Class A Certificates, payable from the Net Monthly Excess Cashflow, the principal portion of any Realized Losses incurred or deemed to have been incurred during the related Collection Period on the Mortgage Loans;

            (iv) to the Certificate Insurer, to reimburse the Certificate Insurer for claims under the Policy, to the extent of Cumulative Insurance Payments;

            (v) to the Holders of the Class A Certificates, payable from the Net Monthly Excess Cashflow remaining, an amount equal to the portion of the Principal Distribution Amount consisting of any Subordination Increase Amount;

            (vi) to the Holders of the Class A Certificates, payable from the Net Monthly Excess Cashflow remaining, an amount equal to any Relief Act Interest Shortfalls that were allocated to such holders and therefore not distributed pursuant to clause (i) above;

            (vii) to the Holders of the Class A Certificates, payable from the Net Monthly Excess Cashflow remaining, an amount equal to any of the outstanding amount of REMIC Basis Risk Shortfall for such Distribution Date;

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

            (viii) to the Basis Risk Reserve Fund, payable from the Net Monthly Excess Cashflow remaining, and then to the Holders of the Class A Certificates, payable from the Basis Risk Reserve Fund (including from any amounts on deposit in such fund that were so deposited on prior Distribution Dates), in an amount equal to the unpaid amount of any outstanding Excess Basis Risk Shortfall such Distribution Date;

            (ix) to the Certificate Insurer, any amounts remaining due to the Insurer under the terms of the Insurance Agreement (other than those attributable to Excess Bankruptcy Losses, Excess Fraud Losses and Excess Special Hazard Losses);

            (x) to the Basis Risk Reserve Fund in an amount equal to the Required Reserve Fund Deposit;

            (xi) to the Holders of the Class X Certificates, in an amount equal to the Class X Distributable Amount;

            (xii) to the Holders of the Class R Certificates, the balance, if any, of the amount so withdrawn from the Distribution Account for such Distribution Date, together with amounts withdrawn from the Basis Risk Reserve Fund pursuant to Section 4.07(d) and distributable to the Class X Certificates

            (xiii) to the Holders of the Class R Certificates, any remaining amounts.

     Amounts deposited to the Basis Risk Reserve Fund pursuant to the preceding clauses (viii) and (x) shall be deemed to have been distributed to the Class X Certificateholders for applicable tax purposes.

     All Realized Losses to be allocated to the Certificate Principal Balances of the Class A Certificates on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of the Class A Certificates shall be to the Certificate Principal Balance thereof immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated in accordance with the provisions of Section 4.04(b) on such Distribution Date pursuant to Section 4.04 .

     (b) In addition to making the distributions required pursuant to Section 4.01(a), on each Distribution Date for which there exists a Deficiency Amount, the Trustee shall withdraw from the Distribution Account any amount therein that was transferred from the Policy Payments Account to the Distribution Account pursuant to Section 9.04 and distribute to the Holders of the Class A Certificates (i) an amount equal to any amount required to be paid to such Class pursuant to Section 4.01(a)(i) for such Distribution Date remaining unpaid after giving effect to all distributions made pursuant to Section 4.01(a) for such Distribution Date, (ii) an amount equal to the principal portion of any Realized Losses allocated to such Class on such Distribution Date after giving effect to all distributions made pursuant to Section 4.01(a) for such Distribution Date and (iii) without duplication, any other amount constituting a Deficiency Amount.
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

     (c) Each Holder of a Certificate, by its acceptance of such Certificate, hereby agrees that, in the event any distribution is made to any Holder of a Class A Certificate from amounts paid under the Policy, (i) the Certificate Insurer shall be subrogated in the manner herein provided to the rights of the Holder of such Class A Certificate to receive from amounts on deposit in the Distribution Account the distributions allocable to principal and interest that would have been distributable to such Holder if no such distribution to such Holder had been made from amounts paid under the Policy; and (ii) in addition to the rights of the Class A Certificateholders that the Certificate Insurer may exercise in accordance with the provisions of Section 9.01, the Certificate Insurer may exercise any option, vote, right, power or the like with respect to each Class A Certificate for which Cumulative Insurance Payments are outstanding.

     (d) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(f) or Section 10.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance (or, in the case of the Class X Certificates or the Class R Certificates, a 66% Percentage Interest) of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution. Payments to the Certificate Insurer on any Distribution Date will be made by wire transfer of immediately available funds to the account designated by the Certificate Insurer.

     Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (e) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor the Trustee nor the Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

     (f) Except as otherwise provided in Section 10.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five (5) Business Days after the related Determination Date, mail to each Holder on such date of such Class of Certificates and to the Certificate Insurer a notice to the effect that:

            (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

            (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.
If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, contact the remaining non-tendering Certificateholders concerning surrender of their Certificates in the manner reasonably specified to the Trustee by the Master Servicer in writing. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust fund. If within one year after the second notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay any such funds to the Master Servicer, the Master Servicer shall pay to the Certificate Insurer any amount of such funds that were paid by the Certificate Insurer under the Policy but shall continue to hold any remaining funds for the benefit of the non-tendering Certificateholders, and such Certificateholders shall thereafter look solely to the Master Servicer for payment thereof, and all liability of the Certificate Insurer and the Trustee with respect to such trust funds shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(f).

     SECTION 4.02.  Statements to Certificateholders.
                    --------------------------------

     On each Distribution Date, the Trustee shall prepare, based solely on information provided to it by the Master Servicer, and forward by mail to each Holder of the Regular Certificates, a statement as to the distributions made on such Distribution Date setting forth:


            (i) the amount of the distribution made on such Distribution Date to the Holders of the Class A Certificates allocable to principal;

            (ii) the amount of the distribution made on such Distribution Date to the Holders of the Class A Certificates allocable to interest;

            (iii) the aggregate amount of servicing compensation received by the Master Servicer during the related Collection Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

            (iv) the Guaranteed Distribution for such Distribution Date and the respective portions thereof allocable to principal and interest;

            (v) the amount of any Insurance Payment made to Class A Certificateholders on such Distribution Date, the amount of any reimbursement payment made to the Certificate Insurer on such Distribution Date pursuant to Section 4.01(a)(iv) and the amount of Cumulative Insurance Payments after giving effect to any such Insurance Payment to Class A Certificateholders or any such reimbursement payment to the Certificate Insurer;

            (vi) the aggregate amount of Monthly Advances for such Distribution Date;

            (vii) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties at the close of business on such Determination Date;

            (viii) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

            (ix) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 days past due on a contractual basis as of the related Determination Date , (b) 60 days past due on a contractual basis as of the related Determination Date , (c) 90 or more days past due on a contractual basis as of the related Determination Date and (d) as to which foreclosure proceedings have been commenced as of the related Determination Date;

            (x) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

            (xi) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

            (xii) the aggregate amount of Principal Prepayments made during the related Collection Period;

            (xiii) the aggregate amount of Realized Losses incurred during the related Collection Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Collection

     Period), separately identifying whether such Realized Losses constituted Extraordinary Losses, Fraud Losses, Special Hazard Losses or Bankruptcy Losses;

            (xiv) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

            (xv) the aggregate Certificate Principal Balance of the Class A Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

            (xvi) the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

            (xvii) the Interest Distribution Amount in respect of the Class A Certificates for such Distribution Date and the respective portions thereof, if any, paid under the Policy or (in the event of a Deficiency Event) remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

            (xviii) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Master Servicer pursuant to Section 3.24;

            (xix) the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

            (xx) the then-applicable Bankruptcy Amount, Fraud Loss Amount and Special Hazard Amount and the amount of any Excess Loss;

            (xxi)  the Basis Risk Shortfall, if any, for such Distribution Date;

            (xxii) the Unpaid Basis Risk Shortfalls, if any, outstanding after reimbursements therefor on such Distribution Date

            (xxiii)  the Required Subordinated Amount for such Distribution
     Date;

            (xxiv) the Subordination Increase Amount, if any, for such Distribution Date;

            (xxv) the Subordination Reduction Amount, if any, for such Distribution Date; and

            (xxvi)  the Class A Pass-Through Rate for such Distribution Date.


     In the case of information furnished pursuant to subclauses (i) through
(ii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

     The Master Servicer shall furnish to the Trustee and to the Certificate Insurer, during the term of this Agreement, such periodic, special, or other reports or information not specifically provided for herein, as may be necessary, reasonable, or appropriate with respect to the Trustee or the Certificate Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Trustee or the Certificate Insurer may reasonably require.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (ii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

     On each Distribution Date, the Trustee shall forward to the Depositor, to each Holder of a Residual Certificate, to the Certificate Insurer and to the Master Servicer, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

     The Trustee shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the Master Servicer.

     On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") Cusip level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg. In connection with providing the information specified in this Section 4.02 to Bloomberg, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Master Servicer, to the extent and in the manner provided in Section 8.05.

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

     SECTION 4.03.  Remittance Reports; Monthly Advances.
                    ------------------------------------

     (a) On the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee and the Certificate Insurer by telecopy (or by such other means as the Master Servicer, the Trustee or the Certificate Insurer, as the case may be, may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date, the Master Servicer shall forward to the Trustee by overnight mail a computer readable magnetic tape or diskette containing the information set forth in such Remittance Report with respect to the related Distribution Date. Not later than the close of business New York time on the Master Servicer Remittance Date, the Master Servicer shall deliver or cause to be delivered to the Certificate Insurer and the Trustee in addition to the information provided on the Remittance Report, (i) the Guaranteed Distribution for such Distribution Date, separately identifying the portions thereof allocable to principal and interest;
(ii) the Available Distribution Amount for such Distribution Date; (iii) whether the Available Distribution Amount expected to be on deposit in the Distribution Account on such Distribution Date will be sufficient to cover the Guaranteed Distribution and, if not, the amount of the shortfall; (iv) the amount of Monthly Advances to be made by the Master Servicer in respect of the related Distribution Date, the aggregate amount of Monthly Advances outstanding after giving effect to such Monthly Advances, and the aggregate amount of Nonrecoverable Monthly Advances in respect of such Distribution Date; (v) with respect to any reimbursement to be made to the Certificate Insurer on such Distribution Date pursuant to Section 4.01(a)(iv), the amount, if any, allocable to principal and the amount allocable to interest; (vi) Cumulative Insurance Payments after giving effect to the distributions to be made on such Distribution Date; and (vii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Master Servicer.

     (b) The amount of Monthly Advances to be made by the Master Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Collection Period and as to which REO Property an REO Disposition did not occur during the related Collection Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

     On or before noon New York time on the Master Servicer Remittance Date, the Master Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Monthly Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or
(ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Master

Servicer in discharge of any such Monthly Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Monthly Advances to be made by the Master Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Collection Account on or before any future Master Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to Monthly Advances to be made on the Master Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make Monthly Advances. The Trustee will provide notice to the Master Servicer and the Certificate Insurer by telecopy by the close of business of the Business Day following any Master Servicer Remittance Date in the event that the amount remitted by the Master Servicer to the Trustee on such date is less than the Monthly Advances required to be made by the Master Servicer for the related Distribution Date.

     (c) The obligation of the Master Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement but subject to
(d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

     (d) Notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Master Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Master Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered on or prior to the related Master Servicer Remittance Date to the Depositor, the Trustee and the Certificate Insurer.

     (e) If, at the close of business on the third Business Day prior to any Distribution Date, the funds on deposit in the Distribution Account are less than the Guaranteed Distribution for such Distribution Date, the Trustee shall give notice by telephone or telecopy of the amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Endorsement of the Policy, to the Certificate Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 12:00 noon, New York time, on the second Business Day prior to such Distribution Date.

     SECTION 4.04.  Allocation of Realized Losses.
                    -----------------------------

     (a) Prior to each Determination Date, the Master Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Collection Period; (ii) whether and the extent to which such Realized Losses constituted Fraud Losses, Special Hazard Losses or Extraordinary Losses; and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, the Master Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Collection Period; and (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Collection Period. The information described in the two preceding sentences that is to be supplied by the Master Servicer shall be evidenced by an Officers' Certificate delivered to the Trustee and the Certificate Insurer by the Master Servicer prior to the Determination Date immediately following the end of (i) in the case of Bankruptcy Losses allocable to interest, the Collection Period during which any such Realized Loss was incurred, and (ii) in the case of all other Realized Losses, the Collection Period during which any such Realized Loss was incurred.

     (b) All Realized Losses on the Mortgage Loans, other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses on the Mortgage Loans shall be allocated on each Distribution Date as follows: first, to the Net Monthly Excess Cashflow; second, in reduction of the Subordinated Amount; and, third, to the Class A Certificates. Any Excess Special Hazard Losses, Excess Bankruptcy Losses and Excess Fraud Losses will be allocated between the Class A Certificates and the Subordinated Amount on a pro rata basis. No allocations of Realized Losses pursuant to this Section 4.04 shall affect any liability of the Certificate Insurer with respect to such amounts under the Policy. Any allocation of Realized Losses to a Class A Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated but only to the extent Guaranteed Distributions in respect of the allocation of Realized Losses to the Class A Certificates are not made. All Realized Losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     (c) Notwithstanding anything to the contrary herein, (i) in no event shall the Certificate Principal Balance of a Class A Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 4.04 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this Section 4.04 from Net Monthly Excess Cashflow or from amounts paid under the Policy.

     SECTION 4.05.  Compliance with Withholding Requirements.
                    ----------------------------------------

     Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

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     SECTION 4.06.  REMIC 1 and REMIC 2 Allocations.
                    -------------------------------

     (a) The initial principal balances of the Class LT1 Interest, Class LT2 Interest, and Class LT3 Interest shall equal 98%, 1%, and 1%, respectively, of the Maximum Collateral Amount. All principal payments will be allocated 98% to the Class LT1 Interest. The remaining principal payments will be allocated first to the Class LT3 Interest up to an amount equal to 2% of any reduction (other than a reduction due to Realized Losses) in the Subordinated Adjusted Amount from the prior Distribution Date and then equally to the Class LT2 and Class LT3 Interests. Interest accruing on the Class LT3 Interest in an amount equal to 1% of the increase in the Subordinated Adjusted Amount from the prior Distribution Date will be deferred and added to the principal balance of the Class LT3 Interest. The amount of interest accrued and deferred on the Class LT3 Interest under the preceding sentence shall be distributed as principal to the Class LT2 Interest.

     (b) Realized Losses will be allocated 98% to the Class LT1 Interest. The remaining 2% of Realized Losses will be allocated to the Class LT3 Interest to the extent that the principal balance of the Class LT3 Interest exceeds 1% of the aggregate Stated Principal Balance of the Mortgage Loans and then equally between the Class LT2 Interest and the Class LT3 Interest.

     (c) The initial principal balances of the Class MT1 Interest, Class MT2 Interest, and Class MT3 Interest shall equal 98%, 1%, and 1%, respectively, of the Maximum Collateral Amount. The Class MT4 shall not have a principal balance. All principal payments will be allocated 98% to the Class MT1 Interest. The remaining principal payments will be allocated first to the Class MT3 Interest up to an amount equal to 2% of any reduction (other than a reduction due to Realized Losses) in the Subordinated Adjusted Amount from the prior Distribution Date and then equally to the Class MT2 and Class MT3 Interest. Interest accruing on the Class MT3 Interest in an amount equal to 1% of the increase in the Subordinated Adjusted Amount from the prior Distribution Date will be deferred and added to the principal balance of the Class MT3 Interest. The amount of interest accrued and deferred on the Class MT3 Interest under the preceding sentence shall be distributed as principal to the Class MT2 Interest.

     (d) Realized Losses will be allocated 98% to the Class MT1 Interest. The remaining 2% of Realized Losses will be allocated to the Class MT3 Interest to the extent that the principal balance of the Class MT3 Interest exceeds 1% of the aggregate Stated Principal Balance of the Mortgage Loans and then equally between the Class MT2 Interest and the Class MT3 Interest.

     SECTION 4.07.  Basis Risk Reserve Fund.
                    -----------------------

     (a) The Trustee shall establish and maintain in its name, in trust for the
                                                               --------
benefit of the Class A Certificateholders the Basis Risk Reserve Fund treated as an outside reserve fund within the meaning of Treasury regulation section 1.860G-2(h) in accordance with Section 11.01(a) of this Agreement. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

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

     (b) On each Distribution Date on which the Net Excess Spread is less than 0.25% the Trustee shall transfer from the Distribution Account to the Basis Risk Reserve Fund pursuant to Section 4.01(a)(x) an amount equal to the Required Reserve Fund Deposit.

     (c) The Trustee shall make withdrawals from the Basis Risk Reserve Fund to make distributions pursuant to Sections 4.01(a)(viii) hereof, and shall withdraw from the Basis Risk Reserve Fund on any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25% an amount equal to the amount of funds on deposit in the Basis Risk Reserve Fund in excess of $10,000 and distribute such excess to the Class A Certificateholders pro rata in accordance with their respective Percentage Interests. Funds withdrawn from the Basis Risk Reserve Fund may not be applied pursuant to any other subsection of Section 4.01 other than as expressly provided for in this Section 4.07(c).

     (d) Funds in the Basis Risk Reserve Fund may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. Any earnings on such amounts shall be payable to the Class X Certificateholders.
The Class X Certificateholders shall be the owner of the Basis Risk Reserve Fund for federal tax purposes and shall direct the Trustee in writing as to which Permitted Investments such funds shall be invested; provided, that, any such investment direction provided by the Class X Certificateholders shall remain in effect until any subsequent Class X Certificateholder provides superseding written investment direction to the Trustee.

     (e) Upon termination of the Trust Fund in accordance with Section 10.01, any amounts remaining in the Basis Risk Reserve Fund following the payment of all unpaid Certificate Insurer Premiums shall be distributed to the Class X Certificateholders in the same manner as if distributed pursuant to Section 4.01(xi).

     SECTION 4.08.  Initial Interest Coverage Account and Funding Account.
                    -----------------------------------------------------

     (a) The Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a Initial Interest Coverage Account, which is and shall continue to be an Eligible Account in the name of the Trustee and shall be designated "Bankers Trust Company of California, N.A., as Trustee of the United PanAm Mortgage Loan Trust 1997-1 Initial Interest Coverage Account". The Initial Interest Coverage Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of the REMIC. Any investment earnings on the Initial Interest Coverage Account will be treated as owned by the Class R Certificateholders and will be taxable to such Holders.
The amount on deposit in the Initial Interest Coverage Account shall be invested in Permitted Investments. The Class R Certificateholders shall direct any depository institution maintaining the Initial Interest Coverage Account to invest the funds in such account in one or more Permitted Investments. All income and gain realized from the investment of funds in the Initial Interest Coverage Account shall be for the benefit of the Class R Certificateholders.

     (b) The Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a Funding Account, which is and shall continue to be an Eligible Account in the name of the Trustee and shall be designated "Bankers

Trust Company of California, N.A., as Trustee of the United PanAm Mortgage Loan Trust 1997-1 Funding Account". The Funding Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of the REMIC. Any investment earnings on the Funding Account will be treated as owned by the Class R Certificateholders and will be taxable to such Holders. The amount on deposit in the Funding Account shall be invested in Permitted Investments. The Class R Certificateholders shall direct any depository institution maintaining the Funding Account to invest the funds in such account in one or more Permitted Investments. All income and gain realized from the investment of funds in the Funding Account shall be for the benefit of the Class R Certificateholders.

     (c) On the Closing Date, the Seller will cause to be deposited in the
Initial Interest Coverage Account the amount of   $0 from the sale of the Class
A Certificates. On the Closing Date, the Seller will cause to be deposited in the Funding Account the amount of $45,084.33 from the sale of the Class A Certificates.

     (d) On the Business Day prior to the initial Distribution Date, the Trustee shall transfer from the Funding Account to the Distribution Account the amounts on deposit therein (exclusive of reinvestment earnings thereon, if any) for such Distribution Date.

     (e) The Initial Interest Coverage Account and Funding Account shall be closed on the initial Distribution Date after the transfer referred to in clause
(c) above. All amounts, if any, remaining in the Initial Interest Coverage Account and Funding Account on such day after the transfer referred to in clause
(c) above shall be transferred to the Class R Certificateholder.

                                   ARTICLE V

                                THE CERTIFICATES

     SECTION 5.01.  The Certificates.
                    ----------------

     Each of the Class A Certificates, Class X and Class R Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2 and A-3 hereto, respectively, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust. Each Class of Class A Certificates shall be initially evidenced by one or more certificates representing a Percentage Interest with a minimum dollar denominations of $100,000 and dollar multiples in excess thereof, except that one of each of the Class A Certificate may be in a different denomination so that the sum of the denominations of all outstanding Class A Certificates shall equal the Certificate Principal Balance of the aggregate Class A Certificates on the Closing Date. The Class X and Class R Certificates shall have a minimum Percentage Interest of 25% with 1% multiples in excess thereof.

     The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Class A Certificates shall be Book-Entry Certificates. The Class X and Class R Certificates shall not be Book-Entry Certificates.

     SECTION 5.02.  Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------

     (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certi ficate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so sur rendered for exchange, the Trustee shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a letter of representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement the terms of this Agreement shall control.

     (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Master Servicer Event of Default, the Certificate Owners of each Class of Class A Certificates representing Percentage Interests aggregating not less than 51% advises the Trustee and Depository through the Financial Intermediaries and the Depository

Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners, then upon surrender to the Certificate Registrar of each Class of Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (ii) above, or the Seller's expense, in the case of (i) and (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Master Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) Except with respect to the initial transfer of the Class X or Class R Certificates by the Depositor, no transfer, sale, pledge or other disposition of any Class X or Class R Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit K) under the 1933 Act, the Trustee, the Certificate Insurer and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee, the Certificate Insurer and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer, the Trust, the Certificate Insurer or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit J) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit K) acceptable to and in form and substance reasonably satisfactory to the Depositor, the Certificate Insurer and the Trustee certifying to the Depositor, the Master Servicer, the Trust, the Certificate Insurer and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Class X or Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, the Trust, the Certificate Insurer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class X or Class R Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, the Certificate Insurer and the Depositor, (such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit H hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, the Depositor and the Certificate Insurer which Opinion of Counsel shall not be an expense of either the Trustee, the Depositor, the Master Servicer, the Certificate Insurer or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such Class X or Class R Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly under taken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

               A. an affidavit in the form of Exhibit I hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

               B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

            (iv) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

            (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim.
     The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

            (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and
     (6) of the Code, information needed to compute the tax imposed under
     Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC.

     (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

     SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
                    -------------------------------------------------

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection there with. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.04.  Persons Deemed Owners.
                    ---------------------

     The Master Servicer, the Depositor, the Trustee, the Certificate Registrar, the Certificate Insurer, any Paying Agent and any agent of the Master Servicer, the Depositor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving dis tributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Master Servicer, the Trust, the Trustee nor any agent of any of them shall be affected by notice to the contrary.


     SECTION 5.05.  Appointment of Paying Agent.
                    ---------------------------

     (a) The Paying Agent (the "Paying Agent") shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Distribution Account pursuant to Section 4.01 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The

Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor and the Certificate Insurer.

     (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                   ARTICLE VI

               THE SELLER, THE MASTER SERVICER AND THE DEPOSITOR

     SECTION 6.01.  Liability of the Seller, the Master Servicer and the
                    ----------------------------------------------------
                    Depositor.
                    ---------

     The Seller and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Master Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

     SECTION 6.02.  Merger or Consolidation of, or Assumption of the Obligations
                    ------------------------------------------------------------
                    of, the Seller, the Master Servicer or the Depositor.
                    ----------------------------------------------------

     Any corporation into which the Seller, the Master Servicer or Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller, the Master Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Seller, the Master Servicer or the Depositor, shall be the successor of the Seller, the Master Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Master Servicer shall satisfy all the
--------  -------
requirements of Section 7.02 with respect to the qualifications of a successor Master Servicer.

     SECTION 6.03.  Limitation on Liability of the Master Servicer and Others.
                    ---------------------------------------------------------

     Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Master Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision
                                      --------  -------
shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer or by reason of its reckless disregard of its obligations and duties of the Master Servicer hereunder; provided, further, that this provision shall not be construed to
           --------  -------
entitle the Master Servicer to indemnity in the event that amounts advanced by the Master Servicer to retire any senior lien exceed Liquidation Proceeds realized with respect to the related Mortgage Loan. The preceding sentence shall not limit the obligations of the Master Servicer pursuant to Section 8.05. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie
                                                                   ----- -----
properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Master Servicer may with the consent of the Certificate Insurer undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Master Servicer shall be entitled to be reimbursed therefor only pursuant to Section 3.11(vii). The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Master Servicer solely in its capacity as Master Servicer hereunder and in no other capacities.

     SECTION 6.04.  Master Servicer Not to Resign.
                    -----------------------------

     Subject to the provisions of Section 6.02, the Master Servicer shall not resign from the obli gations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not result in the reduction or with drawal of the then current rating of the Class A Certificates without regard to the Policy; and (c) such proposed successor servicer is reasonably acceptable to the Certificate Insurer, as evidenced by a letter to the Trustee; provided, however,
                                                              --------  -------
that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section
7.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

     SECTION 6.05.  Delegation of Duties.
                    --------------------

     In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of
Section 6.04. The Master Servicer shall provide the Certificate Insurer and the Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Master Servicer's Affiliates or their respective successors and assigns.

     SECTION 6.06.  Indemnification of the Trust by the Master Servicer.
                    ---------------------------------------------------

     The Master Servicer shall indemnify and hold harmless the Trust, the Depositor, the Certificate Insurer and the Trustee and its officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of, counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, pro ceeding or claim related to the Master Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section
6.06 shall survive termination of the Agreement or the earlier of the resignation or removal of the Trustee.

                                  ARTICLE VII

                       MASTER SERVICER EVENTS OF DEFAULT

     SECTION 7.01.  Master Servicer Events of Default.
                    ---------------------------------

     (a) If any one of the following events ("Master Servicer Events of Default") shall occur and be continuing:

          (i)(A) The failure by the Master Servicer to make any Monthly Advance; or (B) any other failure by the Master Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer and any Sub-Servicer by the Trustee or to the Master Servicer and the Trustee by the Certificate Insurer or by any holder of a Regular Certificate evidencing an aggregate undivided interest in the Trust of a Percentage Interest of at least 25%; or

            (ii) The failure by the Master Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer and any Sub-Servicer by the Trustee or to the Master Servicer and the Trustee by the Certificate Insurer or by any holder of a Regular Certificate evidencing an aggregate undivided interest in the Trust of a Percentage Interest of at least 25%; or

            (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceed ings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

            (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (v) So long as the Seller is an Affiliate of the Master Servicer, any failure of the Seller, to repurchase, or substitute an Eligible Substitute Mortgage Loan for, any Mortgage Loan as required by Sections 2.02, 2.04 and 2.06; or

            (vi) The occurrence of an event of default under the Insurance Agreement.

     (b) Then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Monthly Advance is not made by 4:00 P.M., New York time, on the second Business Day following written notice to the Master Servicer of such event the Trustee shall terminate all of the rights and obligations of the Master Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such Monthly Advance and assume, pursuant to
Section 7.02, the duties of a successor Master Servicer and (y) in the case of
(i)(B), (ii), (iii), (iv), (v) and (vi) above, the Trustee shall, at the direction of the Certificate Insurer or the Holders of each Class of Class A Certificates evidencing Percentage Interests aggregating not less than 51% with the consent of the Certificate Insurer, by notice then given in writing to the Master Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Seller, the Depositor and the Certificate Insurer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, in cluding, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in the Collection Account, the Distribution Account, the Policy Payments Account, any REO Account of any Servicing Account, or that have been deposited by the Master Servicer in such accounts or thereafter received by the Master Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

     The Master Servicer hereby covenants and agrees to act as the Master Servicer under this Agreement for an initial term, commencing on the Closing Date and ending on March 30, 1998, which term shall be extendable by the Certificate Insurer for successive terms of three calendar months thereafter, until the termination of the Master Servicer's obligations and responsibilities pursuant to Article X. Each such notice of extension (a "Servicer Extension Notice") shall be delivered by the Certificate Insurer to the Trust, the Trustee, the Master Servicer and any Sub-Servicer. The Master Servicer hereby agrees that, upon its receipt of any such Servicer Extension notice, the Master Servicer shall become bound for the duration of the term covered by such Servicer Extension Notice to continue as the Master Servicer subject to and in accordance with the other provisions of this Agreement. The Trustee agrees that if as of the fifteenth (15th) day prior to the last day of any term of the Master Servicer the Trustee shall not have received any Servicer Extension Notice from the Certificate Insurer, the Trustee will within five (5) days thereafter, give written notice of such non-receipt to the Trust, the Certificate Insurer, the Master Servicer and any Sub-Servicer. The failure of the Certificate Insurer to deliver a Servicer Extension Notice by the end of a calendar term shall result in the termination of the Master Servicer. The foregoing provision of this paragraph shall not apply to the Trustee in the event the Trustee succeeds to the rights and obligations of the Master Servicer and the Trustee shall continue in such capacity until the earlier of the termination of this Agreement pursuant to
Article X or the appointment of a successor master servicer.

     SECTION 7.02.  Trustee to Act; Appointment of Successor.
                    ----------------------------------------

     (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Not withstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that any such successor Master Servicer shall be
           --------
acceptable to  the Certificate Insurer, as evidenced by the
Certificate Insurer's prior written consent, which consent shall not be unreasonably withheld and provided, further, that the appointment
                          --------  -------
of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pur suant to Section 3.17 (or such lesser compensation as the Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to pay any deductible under an insurance policy pursuant to Section 3.13 or to indemnify the Trustee pursuant to Section 6.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b)  [Reserved]

     (c) Any successor, including the Trustee, to the Master Servicer as servicer shall during the term of its service as servicer (1) continue to service and administer the Mortgage Loans for the benefit of Certificateholders,
(ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.22.

     SECTION 7.03.  Waiver of Defaults.
                    ------------------

     The Certificate Insurer or the Majority Certificateholders with the consent of the Certificate Insurer may, on behalf of all Certificateholders, waive any events permitting removal of the Master Servicer as servicer pursuant to this
Article VII, provided, however, that the Majority Certificate holders may not
             --------  -------
waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

     SECTION 7.04.  Notification to Certificateholders.
                    ----------------------------------

     (a) Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VII or Section 6.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the Certificate Insurer and each Rating Agency.

     (b) Not later than 60 days after the occurrence of any event which constitutes or which, with the notice or a lapse of time or both, would constitute a Master Servicer Event of Default for five Business Days after a Responsible Officer of the Trustee receives actual knowledge of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders notice of such occurrence unless such Master Servicer Event of Default shall have been waived or cured.

                                  ARTICLE VIII

                                  THE TRUSTEE

     SECTION 8.01.  Duties of Trustee.
                    -----------------

     The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Master Servicer Event of Default has occurred (which has not been cured) of which a Responsible Officer has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:
                    --------  -------

            (i) prior to the occurrence of a Master Servicer Event of Default, and after the curing of all such Master Servicer Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obliga tions shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

            (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of the Certificate Insurer or in accordance with the direction of the Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 51% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

            (iv) the Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clauses (i) and (ii) of Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, the Certificate Insurer or the Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 51%.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

     SECTION 8.02.  Certain Matters Affecting the Trustee.
                    -------------------------------------

     (a) Except as otherwise provided in Section 8.01:

            (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation here under or in relation hereto, at the request, order or direction of any of the Certificate holders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of a Master Servicer Event of Default (which has not been cured) of which a Responsible Officer has knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

            (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Certificate Insurer or Holders of Certificates evidencing Percentage Interests aggregating not less than 51%; provided, however, that if the
                                              --------  -------
     payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be reimbursed by the Master Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

            (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.02;

            (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian; and

            (viii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.
                    -----------------------------------------------------

     The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Master Servicer, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02); the compliance by the Depositor, the Seller or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 7.02), any Sub-Servicer or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02), or any Sub- Servicer taken in the name of the Trustee; the failure of the Master Servicer or any Sub-Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 7.02); provided, however, that the foregoing shall
               --------  -------
not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's duty to review the Mortgage Files pursuant to Section 2.01(d). The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer).

     SECTION 8.04.  Trustee May Own Certificates.
                    ----------------------------

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Master Servicer or the Depositor.

     SECTION 8.05.  Master Servicer to Pay Trustee's Fees and Expenses.
                    --------------------------------------------------

     The Master Servicer covenants and agrees to pay to the Trustee from time to time out of the Servicing Fee or out of other funds, and the Trustee shall be entitled to, reasonable compen sation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Master Servicer will pay or reimburse, except as provided in Section 11.01(g), the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, except as provided in Section 11.01(g), the Master Servicer covenants and agrees to indemnify the Trustee and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (i) incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of obligations and duties hereunder or (ii) resulting from any error in any tax or information return prepared by the Master Servicer. This section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

     SECTION 8.06.  Eligibility Requirements for Trustee.
                    ------------------------------------

     The Trustee hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of Baa3 by Moody's and a short-term rating of at least A-1 by S&P, and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     SECTION 8.07.  Resignation or Removal of Trustee.
                    ---------------------------------

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Certificate Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor, the Master Servicer or the Certificate Insurer may remove the Trustee. If the Depositor, the Master Servicer or the Certificate Insurer removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer) by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     In the event a Certificate Insurer Default has occurred and is continuing, the Holders of Certificates evidencing Percentage Interests aggregating over 50% of all Class A Certificates may remove the Trustee by written instrument or instruments delivered to the Master Servicer, the Depositor and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor trustee in accordance with this Section.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

     SECTION 8.08.  Successor Trustee.
                    -----------------

     Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer and to its predecessor Trustee and the Certificate Insurer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Master Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of the Class A Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 8.08, the Master Servicer shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

     Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default has occurred and is continuing, the appointment of any successor Trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.


     SECTION 8.09.  Merger or Consolidation of Trustee.
                    ----------------------------------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Master Servicer. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Master Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08. The Master Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (1) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (2) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (3) the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Master Servicer Event of Default, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and the Master Servicer and the Certificate Insurer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     SECTION 8.11.  Limitation of Liability.
                    -----------------------

     The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Trust Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

     SECTION 8.12.  Trustee May Enforce Claims Without Possession of
                    ------------------------------------------------
                    Certificates.
                    ------------

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee with the prior written consent of the Certificate Insurer without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit or the Certificateholders in respect of which such judgment has been recovered.

     SECTION 8.13.  Suits for Enforcement.
                    ---------------------

     In case a Master Servicer Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee with the prior written consent of the Certificate Insurer, in its discretion, may proceed to protect and enforce its rights and the rights of the Certificateholders and the Certificate Insurer under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Certificateholders and the Certificate Insurer.

     SECTION 8.14.  Trustee to File Securities Exchange Act Reports.
                    -----------------------------------------------

     The Trustee shall, on behalf of the Trust Fund, prepare, sign and file with the Securities and Exchange Commission any and all reports, statements and information respecting the Trust which the Depositor determines are required to be filed with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information.

                                   ARTICLE IX

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

     SECTION 9.01.  Rights of the Certificate Insurer To Exercise Rights of
                    -------------------------------------------------------
                    Class A Certificateholders.
                    --------------------------

     Each of the Depositor, the Master Servicer and the Trustee, and by accepting its Certificate, each Class A Certificateholder, agrees that unless a Certificate Insurer Default has occurred and is continuing, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholder under this Agreement (except as provided in clause (1) of the second paragraph of Section 12.01) without any further consent of the Class A Certificateholders, including, without limitation:

          (a) the right to direct foreclosures upon Mortgage Loans upon failure of the Master Servicer to do so;

          (b) the right to require the Seller to repurchase or substitute for, or to require the Master Servicer to purchase, Mortgage Loans pursuant to
     Section 2.03;

          (c) the right to give notices of breach or to terminate the rights and obligations of the Master Servicer as Master Servicer pursuant to Section 7.01;

          (d) the right to direct the actions of the Trustee during the continuance of a Master Servicer Event of Default pursuant to Sections 7.01 and 7.02;

          (e) the right to consent to or direct any waivers of Master Servicer Events of Default pursuant to Section 7.03;

          (f) the right to direct the Trustee to investigate certain matters pursuant to Section 8.02(a)(v); and

          (g) the right to remove the Trustee pursuant to Section 8.07 hereof.

     So long as no Certificate Insurer Default shall have occurred and be continuing, the consent of the Certificate Insurer shall be deemed to also constitute the consent of the requisite percent of Certificateholders required by this Agreement in respect of such action or matter.

     In addition, each Class A Certificateholder agrees that, unless a Certificate Insurer Default has occurred and is continuing, the rights specifically set forth above may be exercised by the Class A Certificateholders only with the prior written consent of the Certificate Insurer.

     SECTION 9.02.  Trustee To Act Solely with Consent of the Certificate
                    -----------------------------------------------------
                    Insurer.
                    -------

     Unless a Certificate Insurer Default has occurred and is continuing, the Trustee shall not:

          (a) agree to any amendment pursuant to Section 12.01;

          (b) undertake any litigation pursuant to Section 8.02(a)(iii);

          (c) terminate the Master Servicer pursuant to Section 7.01; or

          (d) terminate any Sub-Servicing Agreement pursuant to Section 3.03;

without the prior written consent of the Certificate Insurer which consent shall not be unreasonably withheld. The Trustee and the Master Servicer shall provide such information as may be reason ably requested by and shall otherwise cooperate with all reasonable requests of the Certificate Insurer with respect to the Mortgage Loans or the Certificates; provided, that, such information is
                                           --------
within the control of or reasonably accessible to such party without undue expenses.

     SECTION 9.03.  Trust Fund and Accounts Held for Benefit of the Certificate
                    -----------------------------------------------------------
                    Insurer.
                    -------

     The Trustee shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement (including, without limitation, in Sections 2.01 and 2.02) and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates.

     The Master Servicer hereby acknowledges and agrees that it shall service and administer the Mortgage Loans and any REO Properties, and shall maintain the Collection Account and any REO Account, for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement (including, without limitation, in Sections 3.01 and 3.10) to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer. Unless a Certificate Insurer Default has occurred and is continuing, the Master Servicer shall not terminate any Sub-Servicing Agreements without cause without the prior consent of the Certificate Insurer. Unless a Certificate Insurer Default has occurred and is continuing, neither the Master Servicer nor the Depositor shall undertake any litigation pursuant to Section 6.03 (other than litigation to enforce their respective rights hereunder) without the prior consent of the Certificate Insurer.

     SECTION 9.04.  Claims Upon the Policy; Policy Payments Account.
                    -----------------------------------------------

     (a) If, by the close of business on the third Business Day prior to a Distribution Date, the Trustee determines that a Deficiency Amount for any Distribution Date is greater than zero, then the Trustee shall give notice to the Certificate Insurer by telephone or telecopy of the amount of such Deficiency Amount. Such notice of such Deficiency Amount shall be confirmed in writing in the form set forth as Exhibit A to the Endorsement of the Policy, to the Certificate Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 10:00 a.m., New York time, on the second Business Day prior to such Distribution Date. Following receipt by the Certificate Insurer of such notice in such form, the Certificate Insurer or the Fiscal Agent will pay any amount payable under the Policy on the later to occur of (i) 12:00 noon, New York time, on the second Business Day following such receipt and (ii) 12:00 noon, New York time, on the Distribution Date to which such deficiency relates, as provided in the Endorsement to the Policy.

     (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Class A Certificates and the Certificate Insurer referred to herein as the "Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Policy in the Policy Payments Account and distribute such amount only for purposes of payment to Holders of Class A Certificates of the Guaranteed Distribution for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the Policy shall be transferred to the Distribution Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Class A Certificates in accordance with Section 4.01(b) or Section 10.01, as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Certificates to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Certificate Register and in the statement to be furnished to Holders of the Class A Certificates and Residual Certificates pursuant to Section 4.02. Funds held in the Policy Payments Account shall not be invested.

     On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Trustee as a result of any claim under the Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date, shall be withdrawn from the Policy Payments Account and deposited in the Distribution Account and applied by the Trustee, together with the other funds to be withdrawn from the Distribution Account pursuant to Section 4.01(b) or Section 10.01, as applicable, directly to the payment in full of the Guaranteed Distribution due on the Class A Certificates. Funds received by the Trustee as a result of any claim under the Policy shall be deposited by the Trustee in the Policy Payments Account and used solely for payment to the Holders of the Class A Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

     (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior written notice to the Trustee.

     (d) The Trustee shall promptly notify the Certificate Insurer and Fiscal Agent of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Class A Certificateholder, by its purchase of Class A Certificates, the Master

Servicer and the Trustee hereby agree that the Certificate Insurer (so long as no Certificate Insurer Default has occurred and is continuing) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation,
(i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Master Servicer, the Trustee and each Class A Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     SECTION 9.05.  Effect of Payments by the Certificate Insurer; Subrogation.
                    ----------------------------------------------------------

     Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Class A Certificates which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of such Class A Certificates from the Trust Fund and shall not result in the payment of or the provision for the payment of the principal of or interest on such Class A Certificates within the meaning of Section 4.01. The Depositor, the Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Master Servicer, the Trustee or the Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Trust Fund and (b) the Certificate Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

     The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

     SECTION 9.06.  Notices to the Certificate Insurer.
                    ----------------------------------

     All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Certificateholders shall also be sent to the Certificate Insurer.

     SECTION 9.07.  Third-Party Beneficiary.
                    -----------------------

     The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

     SECTION 9.08.  Trustee to Hold the Policy.
                    --------------------------

     The Trustee will hold the Policy in trust as agent for the Holders of the Class A Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Policy nor the amounts paid on the Policy will constitute part of the Trust Fund or assets of the REMIC created by this Agreement. Each Holder of Class A Certificates, by accepting its Class A Certificates, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Policy.

     SECTION 9.09.  Termination of the Master Servicer.
                    ----------------------------------

     Notwithstanding anything this Agreement to the contrary, the Certificate Insurer may terminate the Master Servicer at such time as permitted under any separate agreements between them so long as no Certificate Insurer Default has occurred and is continuing.

                                   ARTICLE X

                                  TERMINATION

     SECTION 10.01. Termination.
                    -----------

     (a) The respective obligations and responsibilities of the Seller, the Master Servicer, the Depositor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth) shall terminate upon written notice to the Trustee of the later of (A) payment in full of all amounts owing to the Certificate Insurer unless the Certificate Insurer shall otherwise consent and
(B) the earliest of (i) the Distribution Date on which the Certificate Principal Balance of the Class A Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan and REO Property in the Trust, (iii) the optional purchase by the Master Servicer of the Mortgage Loans as described below and (iv) the Distribution Date in December 2027. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The Master Servicer may, at its option, terminate this Agreement on any date on which the aggregate Stated Principal Balance of the Mortgage Loans on such date is less than 5% of the Maximum Collateral Amount, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of the outstanding Stated Principal Balance of the Mortgage Loans and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Due Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer (the "Termination Price").

     In connection with any such purchase pursuant to the preceding paragraph, the Master Servicer shall deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Master Servicer pursuant to Section 3.03), which deposit shall be deemed to have occurred immediately preceding such purchase.

     Any such purchase shall be accomplished by deposit of the Termination Price into the Distribution Account on the Determination Date before such Distribution Date.

     (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee to the Certificate Insurer and by letter to Class A Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution provided that the Trustee has received any such notice pursuant to Section 10.01(a) specifying (1) the Distribution Date upon which final distribution of the Class A Certificates will be made upon presentation and surrender of Class A Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date other-wise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Class A Certificates at the office or agency of the Trustee therein specified.

     (c) Upon presentation and surrender of the Class A Certificates, the Trustee shall cause to be distributed to the holders of Class A Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class A Certificates and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to holders of Class A Certificates in accordance with the provisions of Section 4.01 for such Distribution Date. On the final Distribution Date, the Trustee will withdraw from the Distribution Account and remit to the Certificate Insurer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay holders of Class A Certificates pursuant to Section 4.01(a) and any amounts owing to the Trustee in respect of the Trustee Fee and (y) the unpaid amounts due and owing to the Certificate Insurer pursuant to Section 4.01(a).

     (d) In the event that all of the Class A Certificateholders shall not surrender their Class A Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Class A Certificateholders to be withdrawn therefrom and credited to the remaining Class A Certificateholders by depositing such funds in a separate escrow account for the benefit of such Class A Certificateholders and the Master Servicer (if the Master Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Class A Certificateholders to surrender their Class A Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholder for payment.

     (e) No such termination shall be permitted without the prior written consent of the Certificate Insurer if it would result in a draw under the Policy or amounts would remain unpaid under the Insurance Agreement.

     SECTION 10.02. Additional Termination Requirements.
                    -----------------------------------

     (a) In the event that the Master Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause the Trust to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:


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

     (i) Within 90 days prior to the final Distribution Date, the Servicer shall adopt and the Trustee shall sign a plan of complete liquidation of the REMIC meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

        (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Master Servicer for cash; and

       (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited (A) to each Class of Class A Certificateholders the related Class A Principal Balance, plus one month's interest thereon at the Class A Pass-Through Rate, (B) to the Certificate Insurer, all amounts owing to the Certificate Insurer under this Agreement and the Insurance Agreement and (C) to the Class R Certificateholders, all cash on hand after such payment to the Class A Certificateholders and the Certificate Insurer (other than cash retained to meet claims) and the Trust shall terminate at such time.

     (b) By their acceptance of the Class A Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Certificate Insurer and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

     (c) The Trustee shall, upon retirement of the Class A Certificates, furnish to the Certificate Insurer a notice of such retirement and, upon retirement of the Class A Certificates and the expiration of the term of the Policy, surrender the Policy to the Certificate Insurer.



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

                                   ARTICLE XI

                                REMIC PROVISIONS

     SECTION 11.01. REMIC Administration.
                    --------------------

     (a) The Trustee shall elect that the Trust Fund (other than the Initial Interest Coverage Account, the Funding Account, and the Basis Risk Reserve Fund) be treated as three separate REMICs for federal and any applicable state and local income tax purposes. The assets of REMIC 1 will consist of all of the assets constituting the Trust Estate Fund other than the Basis Risk Reserve Fund and rights of the Holders of the Class A Certificates and Class X Certificates to distributions there from REMIC 1 will issue classes of interests which will be the REMIC 1 Regular Interests (which will be uncertificated and will represent the "regular interests" in REMIC 1) and the Class R2 Interest, which will be the sole class of "residual interests" in REMIC 1. The Trustee will hold the REMIC 1 Regular Interests in trust for the benefit of REMIC 2. The assets of REMIC 2 will consist of the REMIC 1 Regular Interests. REMIC 2 will issue classes of interests, which will be the REMIC 2 Regular Interests (which will be uncertificated and will represent the "regular interests" in REMIC 2) and the Class R3 Interest, which will be the sole class of "residual interests" in REMIC 2. The assets of REMIC 3 will consist of the REMIC 2 Regular Interests. REMIC 3 will issue the Class A and Class X (which except for the Class A Certificates' rights to Excess Basis Risk Shortfall will represent the "regular interests" in REMIC 3) and the Class R1 Interest, which will be the sole class of "residual interests" in REMIC 3. The Class R Certificates will represent beneficial ownership of the Class R1 Interest, Class R2 Interest and Class R3 Interest. The Owner of the Class R Certificate representing the Tax Matters Person Residual Interest is hereby designated at any time the largest Percentage Interest in the Class R Certificates shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each of REMIC 1, REMIC 2 and REMIC 3.

     The Trustee shall treat the Class A Certificates as a regular interest with a principal balance equal to the sum of the outstanding Certificate Principal Balance for the Class A Certificates for such Distribution Date plus the outstanding amount of REMIC Basis Risk Shortfalls for such Distribution Date. The Trustee shall treat the Class A Certificateholders' rights to receive payments of Excess Basis Risk Shortfall as an interest rate cap agreement (the "Cap Agreement") that the Trustee holds separate and apart from the portion of the Class A Certificates treated as a REMIC regular interest and shall treat the Class A Certificateholders as owning the portion of the Class A Certificate treated as a REMIC regular interest issued by REMIC 3 and the Cap Agreement through a trust treated as a grantor trust under subpart E of part 1 of subchapter J of Chapter 1 of subtitle A of the Code. The Trustee shall treat the Cap Agreement as having a value of $10,000 for purposes of determining the issue price of the regular interests issued by each REMIC and calculating the income of Class A Certificateholders under the Cap Agreement. Notwithstanding any other provision of this Agreement, the Basis Risk Reserve Fund shall be treated as an outside reserve fund within the meaning of Treasury regulation section 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement, the owners of the Basis Risk Reserve Fund shall be the owner(s) of the Class X Certificates, and for all federal tax purposes, amounts transferred by REMIC 3 to the Basis Risk Reserve Fund shall be treated as distributed by REMIC 3 to the owner(s) of the Class X Certificates and owners of the Class

X Certificates shall include as income their pro rata share of the income of such fund including income from the regular interests ownership of which is represented by the Class X Certificates.

     (b) The Closing Date is hereby designated as the "Startup Day" within the meaning of Section 860G(a)(9) of the Code of each REMIC created pursuant to this Trust Agreement.

     (c) The Trustee, as agent for the Trust Fund's Tax Matters Person, shall
(i) act on behalf of the Trust Fund (including any REMIC created by this Agreement) in relation to any tax matter or controversy involving the Trust Fund (including, but not limited to, any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities) and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. Expenses incurred by the Trustee in so representing or acting on behalf of the Trust Fund shall be expenses of the Trust Fund and the Trustee shall be entitled to be reimbursed therefor from the Collection Account, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account. The holder of the largest Percentage Interest of the Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T, as the tax matters person of the Trust Fund. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

     (d) The Trustee shall prepare, sign and file all of the Tax Returns in respect of each REMIC created hereunder and the grantor trust holding the Cap Agreement. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article.

     (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the REMICs under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. The Master Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the Trust Fund, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the

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

valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

     (f) The Trustee shall take such action and shall cause each of the REMICs created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions and the Master Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee. The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMICs or (ii) result in the imposition of a tax upon the Trust Fund and any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee and the Certificate Insurer (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to the REMICs created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or the assets of the Trust Fund, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of each of the REMICs created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code and may for this purpose conclusively rely upon the Opinion of Counsel delivered pursuant to Section 2.03(d) hereof.

     (g) In the event that any tax is imposed on "prohibited transactions" of the REMICs created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from fore closure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 11.01 hereof, if such tax arises out of or results from the negligence or willful misconduct of the Trustee, (ii) to the Master Servicer pursuant to Section 11.01 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article XI, or otherwise (iii) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.


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

     (h) On or before April 15 of each calendar year, commencing April 15, 1998, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article XI.

     (i) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis. The Closing Date shall be the Start-Up Date for each REMIC created by this Agreement. The latest possible maturity date for each REMIC shall be the Distribution Date in December 2027.

     (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the Trust Fund other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     SECTION 11.02. Prohibited Transactions and Activities.
                    --------------------------------------

     None of the Depositor, the Master Servicer, the Seller or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund (iii) the termination of the Trust Fund pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article III of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than REO Property acquired in respect of a defaulted Mortgage
Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to the Trust Fund after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Certificate Insurer and the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.


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

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

     SECTION 12.01. Amendment.
                    ---------

     This Agreement may be amended from time to time by the Seller, the Master Servicer, the Depositor and the Trustee, in each case without the consent of any of the Certificateholders, but only with the consent of the Certificate Insurer,
(i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or the Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of each Class of Class A Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee, the Seller, the Depositor nor the Master Servicer is obligated to obtain, maintain or improve any such rating), (vi) to add or amend any provisions of this Agreement to such extent as shall be necessary to maintain the qualification of the Trust as a REMIC or (vii) with the consent of the Sub-Servicer, to provide for separate servicing of certain Mortgage Loans that may be sub-performing or non-performing by a special servicer or otherwise so long as (a) any fees to be paid in respect thereof on any Distribution Date in excess of the Servicing Fee are paid from the Available Distribution Amount for such Distribution Date remaining after payment of all amounts due the Class A Certificateholders and the Certificate Insurer, (b) such servicing will be in accordance with the terms of this Pooling and Servicing Agreement including, without limitation, the provisions of Section 3.01, (c) the entity performing such servicing is acceptable to the Certificate Insurer and, as evidenced in writing from the Rating Agencies, the appointment of such entity will not result in a downgrading or withdrawal of the respective ratings then assigned to the Class A Certificates without regard to the Policy and (d) if such provisions relating to such separate servicing permit the termination, without cause, of the entity performing such servicing by 51% Percentage Interest of the Class X Certificateholders, and the appointment of a successor to such entity by such Class X Certificateholders, the conditions set forth in clauses (a), (b) and (c) above shall be required to be satisfied with respect to such appointment;

provided, however, that (x) as evidenced by an Opinion of Counsel (at the
--------  -------
expense of the requesting party) in each case such action shall not, adversely affect in any material respect the interest of any Certificateholder and the Certificate Insurer, (y) in each case, such action is necessary or desirable to maintain the qualification of the Trust as a REMIC or shall not adversely affect such qualification and (z) if the opinion called for in clause (x) cannot be delivered with regard to an amendment pursuant to clause (vi) above, such amendment is necessary to maintain the qualification of the Trust as a REMIC; and provided, further, that the amendment shall not be deemed to adversely
    --------  -------
affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Class A Certificates.

     This Agreement also may be amended from time to time by the Seller, the Master Servicer, the Depositor and the Trustee, and the Master Servicer and the Certificate Insurer may from time to time consent to the amendment of the Policy with the consent of the Holders of each Class of Class A Certificates which is affected by such amendment, evidencing Percentage Interests aggregating not less than 51% of such Class or in the case of an amendment which affects all classes, evidencing Percentage Interests aggregating not less than 51% of all Classes), and in the case of an amendment to this Agreement, with the consent of the Certificate Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however,
                                                              --------  -------
that no such amendment shall (1) reduce in any manner the amount of, or delay the timing of, payments on the Certificates or distributions or payments under the Policy which are required to be made on any Certificate without the consent of the Holder of such Certificate or (2) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust as a REMIC.

     Prior to the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and fully executed original counterparts of the instruments effecting such amendment to the Certificate Insurer.

     It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.


     SECTION 12.02. Recordation of Agreement.
                    ------------------------

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller, but only upon written direction of Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders. The Seller requesting such recordation shall bear all costs and expenses of such recordation. The Trustee shall have no obligation to ascertain whether such recordation so affects the interests of the Certificateholders.


     SECTION 12.03. Limitation on Rights of Certificateholders.
                    ------------------------------------------

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided in Sections 7.01, 8.01, 8.02 or 12.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificate holder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 12.04. Governing Law.
                    -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND

REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 12.05. Notices.
                    -------

     (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to: (a) in the case of the Depositor, 200 Vesey Street, Three World Financial Center, New York, New York 10285, Attention: Martin P. Harding, (b) in the case of the Seller, 625 The City Drive, Suite 490, Orange, California 92868, Attention: Blair F. Kenny, (c) in the case of the Trustee, 3 Park Plaza, Irvine, California 92614, Attention:
Corporate Trust: United PanAm 1997-1, Facsimile: (714) 253-7577, (d) in the case of the Certificate Insurer, 350 Park Avenue, New York, NY 10022, Attention:
Surveillance Department, Re: United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1, (e) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, (f) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Group, and (g) in the case of the Master Servicer, 1300 South El Camino Real, Suite 320, San Mateo, California 94402,
Attention: Secretary, with a copy to Ocwen Federal Bank, FSB, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401, Attention: Secretary, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. In each case in which a notice or other communication to the Certificate Insurer refers to a Master Servicer Event of Default or a claim under the Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED." Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificate holder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

     (b) Notice to S&P, Moody's and the Certificate Insurer.  The Trustee and
         --------------------------------------------------
the Master Servicer shall each be obligated to use its best efforts promptly to provide notice, at the expense of the Master Servicer, to S&P, Moody's and the Certificate Insurer with respect to each of the following of which a Responsible Officer of the Trustee or Master Servicer, as the case may be, has actual knowledge:

               (i) Any material change or amendment to this Agreement;

               (ii) The occurrence of any Master Servicer Event of Default that has not been cured or waived;

               (iii) The resignation or termination of the Master Servicer or the Trustee;


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

               (iv) The final payment to Holders of the Certificates of any Class;

               (v) Any change in the location of any Account;

               (vi) Any event that would result in the inability of the Master Servicer to make Monthly Advances; and

               (vii) The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03.

     (c) In addition, (i) the Trustee shall promptly furnish to each Rating Agency and the Certificate Insurer copies of the following:

               (A) Each annual report to Certificateholders described in Section 4.02; and

               (B) Each Statement to Certificateholders described in Section 4.02; and

               (ii) The Master Servicer shall promptly furnish to each Rating Agency and the Certificate Insurer copies of the following:

               (A) Each annual statement as to compliance described in Section 3.18;

               (B) Each annual independent public accountants' servicing report described in Section 3.19; and

               (C) Each notice delivered pursuant to Section 7.01 which relates to the fact that the Master Servicer has not made a Monthly Advance.

     Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to the addresses specified above for each such Rating Agency.


     SECTION 12.06. Severability of Provisions.
                    --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 12.07. Assignment.
                    ----------

     Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.02, 6.04 and 6.05, this Agreement may not be assigned by the Depositor or the Master Servicer without the prior written consent of the Certificate Insurer and Holders of the Certificates evidencing Percentage Interests aggregating not less than 66%.

     SECTION 12.08. Certificates Nonassessable and Fully Paid.
                    -----------------------------------------

     The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be non assessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to
Section 5.01 are and shall be deemed fully paid.

     SECTION 12.09. Third-Party Beneficiaries.
                    -------------------------

     This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

     SECTION 12.10. Intention of the Parties.
                    ------------------------

     The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust or the Seller to the Trust, as applicable, of all its respective right, title and interest in and to the Mortgage Loans and other property described herein. In the event the transaction set forth herein is deemed not to be a sale, the Depositor or the Seller, as applicable, hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Mortgage Loans and other property described above and this Agreement shall constitute a security agreement under applicable law.

     SECTION 12.11. Counterparts.
                    ------------

     This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 12.12.  Effect of Headings and Table of Contents.
                     ----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


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

          IN WITNESS WHEREOF, the Depositor, the Seller, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                         LEHMAN ABS CORPORATION,
                          as Depositor



                         By /s/
                           ---------------------------------
                          Name:
                          Title:



                         UNITED PANAM MORTGAGE CORPORATION
                          as Seller



                         By /s/
                           ---------------------------------
                          Name:
                          Title


                         PAN AMERICAN BANK, FSB,
                          as Master Servicer



                         By /s/
                           ---------------------------------
                          Name:
                          Title


                         BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                          as Trustee



                         By /s/
                            ---------------------------------
                          Name:
                          Title:

With respect to its obligations under Section 2.03
Agreed to and Accepted by:

PAN AMERICAN FEDERAL BANK, FSB



By /s/
  _________________________________
Name:
Title: